UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )
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KEITHLEY INSTRUMENTS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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December 28, 2007

TO THE SHAREHOLDERS OF KEITHLEY INSTRUMENTS, INC.

This year’s Annual Meeting of Shareholders of Keithley Instruments, Inc. will be held at 12:00 Noon (EST), Saturday, February 9, 2008, at our corporate headquarters, 28775 Aurora Road, Cleveland, Ohio.

In addition to acting on the matters outlined in the Proxy Statement, we look forward to reviewing with you the results of the first quarter, which will end on December 31, 2007. As in the past, there will be an informal presentation on the Company’s business.

We hope that you are planning to attend the Annual Meeting personally, and we look forward to seeing you. Whether or not you expect to attend in person, the return of the enclosed proxy as soon as possible would be greatly appreciated and will ensure that your shares will be represented at the Annual Meeting. If you do attend the Annual Meeting, you may revoke your proxy should you wish to vote in person.

On behalf of the Directors and management of Keithley Instruments, Inc., we would like to thank you for your continued support and confidence in the Company.

Sincerely yours,

Joseph P. Keithley
Chairman, President and Chief Executive Officer

Keithley Instruments, Inc. 28775 Aurora Road Cleveland, Ohio 44139-1891 440-248-0400 Fax: 440-248-6168 http://www.keithley.com

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Keithley Instruments, Inc. will be held at the Company’s corporate headquarters, 28775 Aurora Road, Cleveland, Ohio, on Saturday, February 9, 2008, at 12:00 Noon (EST), for the following purposes:

(1) To elect ten members of the Board of Directors to serve until the next annual meeting of shareholders and until their successors have been duly elected and qualified;

(2) To approve the amendments to the Amended Code of Regulations of Keithley Instruments, Inc. relating to:

(a) modernization and clarification of existing Code;

(b) notice of shareholder proposals;

(c) permitting the Board to fix the number of directors and to amend the Code to the extent permitted by law; and

(d) a new NYSE requirement regarding uncertificated shares; and

(3) To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Only holders of Common Shares and Class B Common Shares of record at the close of business on Tuesday, December 11, 2007, are entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof.

By Order of the Board of Directors,

Suzanne Schulze Taylor
Secretary

December 28, 2007

Please sign, date and return the enclosed proxy promptly.
A return envelope is enclosed for your convenience.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
PROXY STATEMENT
ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 9, 2008
GENERAL INFORMATION
VOTING RIGHTS
PRINCIPAL SHAREHOLDERS
PROPOSAL ONE: ELECTION OF DIRECTORS
Nominees for Election
CORPORATE GOVERNANCE
DIRECTOR COMPENSATION
CODE OF ETHICS
EXECUTIVE COMPENSATION AND RELATED INFORMATION
SUMMARY COMPENSATION TABLE
GRANTS OF PLAN-BASED AWARDS FOR FISCAL YEAR 2007
OUTSTANDING EQUITY AWARDS AT SEPTEMBER 30, 2007
OPTION EXERCISES AND STOCK VESTED FOR FISCAL YEAR 2007
PENSION BENEFITS AT SEPTEMBER 30, 2007
NONQUALIFIED DEFERRED COMPENSATION FOR FISCAL YEAR 2007
POTENTIAL PAYMENTS UPON EMPLOYMENT TERMINATION, DEATH OR CHANGE OF CONTROL
PRINCIPAL ACCOUNTANT FEES AND SERVICES
PROPOSAL TWO: APPROVAL OF AMENDMENTS TO THE CODE OF REGULATIONS
OTHER MATTERS

KEITHLEY INSTRUMENTS, INC.

28775 Aurora Road
Cleveland, Ohio 44139

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 9, 2008

GENERAL INFORMATION

This Proxy Statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Directors of Keithley Instruments, Inc. (the “Company”) for use at the Annual Meeting of Shareholders of the Company to be held on February 9, 2008, and any adjournment or postponement thereof. The time, place and purposes of the Annual Meeting are stated in the Notice of Annual Meeting of Shareholders which accompanies this Proxy Statement.

The solicitation of proxies is made by and on behalf of the Board of Directors. The expense of soliciting proxies, including the cost of preparing, assembling and mailing the proxy materials, will be borne by the Company. In addition to solicitation of proxies by mail, solicitation may be made personally and by telephone, and the Company may pay persons holding shares for others their expenses for sending proxy materials to their principals. No solicitation will be made other than by Directors, officers and employees of the Company.

The presence of a shareholder at the Annual Meeting will not operate to revoke the shareholder’s proxy. Any shareholder giving a proxy pursuant to this solicitation may revoke it by giving notice to the Company in writing or in open meeting. All properly executed proxies received by the Board of Directors of the Company pursuant to this solicitation will be voted at the Annual Meeting, in accordance with the directions contained in such proxies. If no directions are given, properly executed proxies will be voted FOR the election of the nominees named in this Proxy Statement and FOR the proposals set forth in the Notice, with discretionary authority to vote on all other matters that may properly come before the Annual Meeting or any adjournment or postponement thereof.

The close of business on December 11, 2007 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting. This Proxy Statement and the accompanying President’s letter, notice and proxy, together with the Company’s annual report to shareholders for the fiscal year ended September 30, 2007, are first being sent to shareholders on or about December 28, 2007.

VOTING RIGHTS

As of the close of business on December 11, 2007, there were outstanding 13,XXX,XXX Common Shares, without par value, of the Company (“Common Shares”) and 2,150,502 Class B Common Shares, without par value, of the Company (“Class B Common Shares”). The holders of outstanding Common Shares on that date will be entitled to one vote for each share held, and the holders of outstanding Class B Common Shares on that date will be entitled to ten votes for each share held. Proxies received by the Company but marked as abstentions or broker non-votes will not count in favor of, or against, election of a nominee for Director; however, abstentions and broker non-votes will have the effect of a vote against approval of the proposals relating to the Code of Regulations.

The Ohio Revised Code, as it applies to the Company, provides that if notice in writing is given by any shareholder to the President, a Vice President or the Secretary of the Company not less than 48 hours before the time fixed for holding the meeting that such shareholder desires the voting to elect Directors to be cumulative, and if an announcement of the giving of such notice is made upon the convening of the meeting by the Chairman or the Secretary or by or on behalf of the shareholder giving such notice, then each shareholder shall have cumulative voting rights in the election of Directors, enabling such shareholder to give one nominee for Director as many votes as is equal to the number of Directors to be elected multiplied by the number of shares in respect of which such shareholder is voting, or to distribute votes on the same principle among two or more nominees, as such shareholder sees fit. If cumulative voting is in effect, the persons named in the proxy will vote shares represented thereby so as to elect as many of the ten nominees named herein as possible.

PRINCIPAL SHAREHOLDERS

Security Ownership of Certain Beneficial Owners

The following persons are known to the Company to be the beneficial owners of more than 5% of the voting securities of the Company as of December 11, 2007:

				Class B
	Common Shares			Common Shares(1)
	Number of			Number of			Percentage
	Shares			Shares			of Total
	Beneficially		Percent	Beneficially		Percent	Voting
Name of Beneficial Owner	Owned		of Class	Owned		of Class	Power

Joseph P. Keithley	579,071	(2)	4.0%	2,130,878	(3)	99.1%	61.0%
NWQ Investment Management Company LLC (4)	1,837,327		13.3%	—		—	5.2%
Bank of America Corporation (5)	889,257		6.4%	—		—	2.5%
The TCW Group, Inc. (6)	746,838		5.4%	—		—	2.1%

(1)	Pursuant to the Company’s Amended Articles of Incorporation, all holders of Class B Common Shares are entitled to convert any or all of their Class B Common Shares into Common Shares at any time, on a share-for-share basis.

(2)	Includes Common Shares represented by options exercisable on or before February 9, 2008, by Joseph P. Keithley (517,500 shares). Such shares are deemed to be outstanding for the purpose of computing the percentage of shares outstanding owned by Mr. Keithley and his percentage of total voting power of the Company’s capital stock, but are not deemed outstanding for the purpose of computing the percentage of shares held by or total voting power of any other person. Also includes 3,924 shares of restricted stock that are subject to certain vesting requirements and 2,448 shares owned by Mr. Keithley’s wife. Mr. Keithley disclaims beneficial ownership with respect to the shares owned by his wife.

(3)	Includes 1,954,816 shares owned by a partnership of which Mr. Keithley serves as the general partner, and 46,062 shares owned by a trust of which Mr. Keithley serves as the co-trustee.

(4)	Derived from information contained in a Schedule 13G dated January 11, 2007.

(5)	Derived from information contained in a Schedule 13G dated February 9, 2007. Bank of America Corporation reports shared voting power with respect to 580,012 shares and shared dispositive power with respect to 889,257 shares; NB Holdings Corporation reports shared voting power with respect to 580,012 shares and shared dispositive power with respect to 889,257 shares; Bank of America, NA reports sole voting power with respect to 83,975 shares, shared voting power with respect to 494,011 shares, sole dispositive power with respect to 102,475 shares and shared dispositive power with respect to 784,756 shares; Columbia Management Group, LLC reports shared voting power with respect to 494,011 shares and shared dispositive power with respect to 784,756 shares; Columbia Management Advisors, LLC reports sole voting power with respect to 494,011 shares and sole dispositive power with respect to 784,756 shares; Banc of America Securities Holdings Corporation reports shared voting power and shared dispositive power with respect to 2,026 shares; and Banc of America Securities LLC reports sole voting power and sole dispositive power with respect to 2,026 shares.

(6)	Derived from information contained in a Schedule 13G dated February 9, 2007. The TCW Group, Inc., on behalf of the TCW Business Unit reports shared voting power with respect to 660,698 shares and shared dispositive power with respect to 746,838 shares.

The business address of Mr. Keithley is 28775 Aurora Road, Cleveland, Ohio 44139. The address for NWQ Investment Management Company, LLC is 2049 Century Park East, 16th Floor, Los Angeles, California 90067. The address for Bank of America Corporation is 100 North Tryon Street, Floor 25, Bank of America Corporate Center, Charlotte, North Carolina 28255. The address for The TCW Group is 865 South Figueroa Street, Los Angeles, California 90017.

Security Ownership of Management

The beneficial ownership of Common Shares and Class B Common Shares by each of the Company’s Directors and executive officers named in the Summary Compensation Table and by all executive officers and Directors of the Company as a group on December 11, 2007, is set forth in the table below:

				Class B
	Common Shares			Common Shares(1)
	Number of			Number of			Percentage
	Shares			Shares			of Total
Name and Address of	Beneficially		Percent	Beneficially		Percent	Voting
Beneficial Owner	Owned(2)		of Class	Owned		of Class	Power

Brian R. Bachman	75,016		*	—		—	*
James T. Bartlett	108,644		*	—		—	*
James B. Griswold	86,858		*	—		—	*
Leon J. Hendrix, Jr.	137,593		1.0%	—		—	*
Brian J. Jackman	25,318		*	—		—	*
Joseph P. Keithley	579,071	(3)	4.0%	2,130,878	(4)	99.1%	61.0%
Dr. N. Mohan Reddy	68,955		*	—		—	*
Thomas A. Saponas	21,060		*	—		—	*
Barbara V. Scherer	30,181		*	—		—	*
R. Elton White	81,191		*	—		—	*
Mark A. Hoersten	130,240		*	—		—	*
Larry L. Pendergrass	49,400		*	—		—	*
John A. Pesec	148,173	(5)	1.1%	—		—	*
Mark J. Plush	211,812	(6)	1.5%	—		—	*
Linda C. Rae	177,996		1.3%	—		—	*
All executive officers and Directors as a group (19 persons)	2,249,098		14.3%	2,130,878		99.1%	63.4%

*	Less than 1%

(1)	Pursuant to the Company’s Amended Articles of Incorporation, all holders of Class B Common Shares are entitled to convert any or all of their Class B Common Shares into Common Shares at any time, on a share-for-share basis.

(2)	Includes Common Shares represented by options exercisable on or before February 9, 2008 by Brian R. Bachman (60,000 shares), James T. Bartlett (60,000 shares), James B. Griswold (40,000 shares), Leon J. Hendrix, Jr. (80,000 shares), Brian J. Jackman (10,000 shares), Joseph P. Keithley (517,500 shares), Dr. N. Mohan Reddy (45,000 shares), Barbara V. Scherer (20,000 shares), R. Elton White (40,000 shares), Mark A. Hoersten (127,400 shares) John A. Pesec (141,000 shares), Mark J. Plush (171,229 shares), Linda C. Rae (177,000 shares), and all officers and Directors as a group (1,814,229 shares). Such shares are deemed to be outstanding for the purpose of computing the percentage of shares outstanding owned by each of the individuals and all officers and Directors as a group and their percentage of total voting power of the Company’s capital stock, respectively, but are not deemed outstanding for the purpose of computing the percentage of shares held by or total voting power of any other person. Also includes restricted shares that are subject to certain vesting requirements for Mr. Keithley (3,924 shares), Mr. Saponas (5,098 shares), Mr. Plush (4,528 shares), and all officers and Directors as a group (19,566 shares). Includes shares held under the Keithley Instruments, Inc. 1996 Outside Directors Deferred Stock Plan for the benefit of Mr. Bachman (4,035 shares), Mr. Bartlett (38,463 shares), Mr. Griswold (35,677 shares), Mr. Hendrix (37,412 shares), Mr. Jackman (5,137 shares), Dr. Reddy (13,774), Mr. Saponas (6,671 shares) and Mr. White (30,998 shares), as to which such persons do not have current voting rights.

(3)	Includes 2,448 shares owned by Mr. Keithley’s wife. Mr. Keithley disclaims beneficial ownership with respect to the shares owned by his wife.

(4)	Includes 1,954,816 shares owned by a partnership of which Mr. Keithley serves as the general partner, and 46,062 shares owned by a trust of which Mr. Keithley serves as the co-trustee.

(5)	Includes nine shares owned by Mr. Pesec’s wife. Mr. Pesec disclaims beneficial ownership with respect to the shares owned by his wife.

(6)	Includes 1,280 shares owned by Mr. Plush’s son and 36,482 Common Shares represented by options exercisable on or before February 9, 2008 for Mr. Plush’s former wife. Mr. Plush may exercise the options solely upon the direction of his former wife who is entitled to the shares issued upon exercise. Mr. Plush disclaims beneficial ownership with respect to the options held for the benefit of his former wife.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires Keithley’s executive officers, Directors and persons who own more than 10% of Keithley’s common shares to file reports of ownership and changes in ownership with the Securities and Exchange Commission (“SEC”). These persons are required to provide the Company with copies of all Section 16(a) forms that they file. Based solely on the Company’s review of these forms and written representations from the executive officers and Directors, the Company believes that all Section 16(a) filing requirements were met during fiscal year 2007.

PROPOSAL ONE: ELECTION OF DIRECTORS

At the Annual Meeting, or any adjournment or postponement thereof, Common Shares and Class B Common Shares represented by proxies, unless otherwise specified, will be voted for the election as Directors of the ten persons named below who have been nominated by the Board of Directors following the recommendation of the Board’s Nominating and Corporate Governance Committee.

Each of the Directors to be elected at the meeting is to serve until the next Annual Meeting and until his or her successor shall have been duly elected and qualified. Pursuant to the Company’s Amended Articles of Incorporation, one-fourth (calculated to the nearest whole number) of the number of authorized Directors, which equals three Directors, is entitled to be elected by the Common Shares voting separately as a class. Messrs. Bachman, Jackman and Reddy have been nominated as the Directors to be so elected by the holders of the Common Shares of the Company. The remaining seven nominees are to be elected by the holders of the Common Shares and the Class B Common Shares voting together. The three nominees receiving the greatest number of votes of the Common Shares voting separately as a class, and the seven other nominees receiving the greatest number of votes of the Common Shares and the Class B Common Shares voting together without regard to class, will be elected as Directors.

Each of the nominees is presently a member of the Board of Directors and each has indicated his or her willingness to serve as a Director, if elected. If any nominee at the time of election is unable or unwilling to serve or is otherwise unavailable for election (which contingency is not now contemplated or foreseen), it is intended that the shares represented by proxies will be voted for the election of any substitute nominee that may be named by the Board of Directors.

Nominees for Election

Set forth below is certain information, as of December 11, 2007, with respect to each person nominated for election as a Director.

Name and Age of Nominee	Business Experience	Director Since

Joseph P. Keithley Age 58
Chairman of the Board of the Company since 1991, Chief Executive Officer since November 1993 and President since May 1994. Director of Brush Engineered Materials Inc., which through its subsidiaries supplies beryllium-containing products and other engineered materials for end-use applications within the worldwide telecommunications and computer, automotive electronics, industrial components, optical media, aerospace, defense and appliance markets, and Director of Nordson Corporation, a worldwide producer of precision dispensing equipment and manufacturer of technology-based systems for curing and surface treatment processes.
		1986
Brian R. Bachman (1) Age 62
Private Investor. From 2000 until 2002, Mr. Bachman served as the Chief Executive Officer and Vice Chairman of Axcelis Technologies, a worldwide producer of ion implantation, dry strip and photostabilization equipment used in the fabrication of semiconductors. Director of Kulicke and Soffa Industries Inc., a leading supplier of wire bonding equipment in the semiconductor assembly market; Director of Trident Microsystems, a designer, developer and marketer of digital media for the masses in the form of multimedia integrated circuits (ICs) for PCs and digital processing ICs for TVs and TV monitors; and Director of Ultra Clean Technologies, a developer and supplier of critical subsystems for the semiconductor capital equipment industry, focusing on gas delivery systems.
		1996

James T. Bartlett Age 70	Advising Director since 2002, and Managing Director from 1986 to 2002, of Primus Venture Partners Inc., the manager of Primus Capital Fund and Primus Capital Funds II, III, IV and V, venture capital limited partnerships.	1983

James B. Griswold Age 61	Chief Investment Officer of Danville Partners LLC, a private equity firm, from May 2007 to the present. Retired Partner in the law firm of Baker & Hostetler LLP. Partner from 1982 to 2005 concentrating in the areas of mergers and acquisitions, venture capital, financing, business negotiations, and assisting entrepreneurs and high-growth companies.	1989

Name and Age of Nominee	Business Experience	Director Since

Leon J. Hendrix, Jr. Age 66
Private Investor. Former Chairman of the Board of Remington Arms Co. from 1997 to June 2007, a manufacturer and marketer of firearms and ammunition. Principal, Clayton, Dubilier & Rice, Inc., a private investment firm, from 1993 to 2000. Chief Operating Officer of Reliance Electric Company from 1992 to 1993, Executive Vice President of Reliance from 1989 to 1992 and Vice President of Corporate Development of Reliance from 1987 to 1989. Reliance Electric is now a part of Baldor Electric Co., a worldwide manufacturer of industrial electric motors, drives and generators. Director of Cambrex Corp., a provider of products and services to the life sciences industries. Chairman of the Board of Trustees of Clemson University.
1990

Brian J. Jackman (1) Age 66
President, The Jackman Group, Inc., a management consulting organization formed in 2005. From 1998 until his retirement in 2001, Mr. Jackman served as President, Global Systems and Technology of Tellabs, Inc., which designs, deploys and services optical networking, broadband access and voice-quality enhancement equipment for the telecommunications industry. He also served as Tellab’s President of Operations from 1993 to 1998, and held various sales and marketing positions during his tenure. Prior to joining Tellabs, Mr. Jackman held various systems, sales and marketing positions with IBM Corporation, which manufactures and markets advanced information processing products, including computer and microelectronic technology, software and networking systems. Director of PCTEL, Inc., a leading supplier of products which simplify mobile connectivity, and Open Texttm Corporation, a provider of Enterprise Content Management solutions for global organizations.
2005

Name and Age of Nominee	Business Experience	Director Since

Dr. N. Mohan Reddy (1) Age 54
Dean of the Weatherhead School of Management, Case Western Reserve University since 2006. Albert J. Weatherhead, III Professor of Management since January 2007, Associate Professor of Marketing since 1991 and Keithley Professor of Technology Management since 1996 at the Weatherhead School of Management, Case Western Reserve University. Consultant to firms in the electronics, semiconductor and telecommunications industries on commercializing new technologies and marketing strategy implementation. Director of Brush Engineered Materials, Inc., which through its subsidiaries supplies beryllium-containing products and other engineered materials for end-use applications within the worldwide telecommunications and computer, automotive electronics, industrial components, optical media, aerospace, defense and appliance markets.
		2001

Thomas A. Saponas Age 58	Private Investor. Mr. Saponas served as the Senior Vice President and Chief Technology Officer of Agilent Technologies, Inc. from August 1999 until he retired in October 2003. Prior to Agilent’s spin-off from Hewlett-Packard, Mr. Saponas was Vice President and General Manager of Hewlett-Packard’s Electronic Instruments Group from June 1998 to April 1999. Mr. Saponas joined Hewlett-Packard in 1972 and held a number of other positions prior to those listed. Director of Procera Networks, a global provider of networking infrastructure equipment.	2006

Barbara V. Scherer Age 51	Senior Vice President Finance & Administration and Chief Financial Officer of Plantronics, Inc. since 1998. Vice President Finance & Administration and Chief Financial Officer from 1997 to 1998. Plantronics is the leading provider of headsets to telephone companies and the business community worldwide. Prior to joining Plantronics, Ms. Scherer held various executive management positions spanning eleven years in the disk drive industry, was an employee with The Boston Consulting Group and was a member of the corporate finance team at ARCO.	2004

R. Elton White Age 65	Private Investor. Former President of NCR. Director of Kohl’s Corporation, which owns specialty department stores.	1994

(1)	Elected by holders of Common Shares only.

CORPORATE GOVERNANCE

The Board of Directors held seven meetings during the fiscal year ended September 30, 2007. During that fiscal year no Director attended fewer than 75% of the aggregate of meetings of the Board and committees on which he or she served.

The Company has not established a formal policy regarding director attendance at the Company’s annual meeting of shareholders. However, the annual meeting has generally been scheduled on the same day as a regular board meeting. All of the Company’s Directors attended the 2007 annual shareholders’ meeting.

The Company has five standing committees: the Executive Committee, the Audit Committee, the Compensation and Human Resources Committee, the Strategy Committee, and the Nominating and Corporate Governance Committee. Each of these committees has a written charter approved by the Board of Directors. The Board of Directors has also adopted Corporate Governance Guidelines. A copy of the charters for the Audit Committee, Compensation and Human Resources Committee and Nominating and Corporate Governance Committee and the Corporate Governance Guidelines can be found under the “Investor Relations” section of our website at www.keithley.com and are also available in print to any shareholder who submits a request to the Company c/o Marcia Miller, Keithley Instruments, Inc., 28775 Aurora Road, Cleveland, Ohio 44139. Set forth below is the current membership of each standing committee of the Board, with the number of meetings held during the fiscal year ended September 30, 2007, in parentheses.

Nominating and
		Compensation and		Corporate
Executive Committee	Audit Committee	Human Resources	Strategy Committee	Governance
(none)	(nine)	Committee (eight)	(four)	Committee (two)

Joseph P. Keithley	R. Elton White	Brian R. Bachman	Dr. N. Mohan Reddy	James T. Bartlett
(Chairman)	(Chairman)	(Chairman)	(Chairman)	(Chairman)
James T. Bartlett	James T. Bartlett	Leon J. Hendrix, Jr.	Brian R. Bachman	James B. Griswold
James B. Griswold	James B. Griswold	Thomas A. Saponas	James T. Bartlett	Dr. N. Mohan Reddy
	Barbara V. Scherer	Barbara V. Scherer	James B. Griswold	Thomas A. Saponas
Leon J. Hendrix, Jr.
Brian J. Jackman
Joseph P. Keithley
Thomas A. Saponas
Barbara V. Scherer
R. Elton White

The Board has determined that all of the Directors, except for Mr. Keithley, are independent directors within the meaning of New York Stock Exchange listing standards. All of the members of the Board’s Audit Committee, Compensation and Human Resources Committee and Nominating and Corporate Governance Committee are independent directors.

The non-management directors meet in executive session without management during each board meeting. The non-management directors have appointed Brian J. Jackman to serve as the lead outside director, who presides over these executive sessions. Shareholders and other interested parties may communicate with the outside directors of the Board through the lead outside director by sending a letter marked “Confidential” and addressed to:

Lead Director, Keithley Instruments, Inc. Board of Directors
c/o Rosanne Sharrone
Keithley Instruments, Inc.
28775 Aurora Road
Cleveland, Ohio 44139

You may also send an email to the lead outside director through Keithley Instruments, Inc., Office of the President at rsharrone@keithley.com by indicating “Lead Director” in the subject line. The email will be forwarded to the lead outside director.

The Executive Committee is authorized to exercise all of the powers of the Board of Directors between meetings of the Board of Directors. All actions of the Executive Committee are reported to the Board of Directors at its first meeting following such action or actions.

The Audit Committee is responsible for assisting the Board in overseeing (i) the integrity of the financial statements of the Company, (ii) the Company’s compliance with legal and regulatory requirements, (iii) the Company’s independent registered public accounting firm’s qualifications and independence, and (iv) the performance of the Company’s internal audit function and independent registered public accounting firm. The Board has determined that Mr. White, Mr. Bartlett and Ms. Scherer are the audit committee financial experts within the meaning of Item 407 of Regulation S-K under the federal securities laws. Pursuant to its charter, the Audit Committee reviews transactions between the Company and its directors and others, and with firms that employ directors, and any other material related party transactions.

The Compensation and Human Resources Committee (the “Compensation Committee”) responsibilities are to review and approve the goals and objectives relevant to the compensation of the Company’s Chief Executive Officer, other executive officers and other employees who report to the Company’s Chief Executive Officer, and to amend these goals and objectives if the Compensation Committee deems it appropriate. Toward that end, the Compensation Committee oversees all compensation, equity and employee benefit plans and payments. The Compensation Committee is also responsible for periodically evaluating compensation for members of the Board of Directors and its committees and to review and approve changes in compensation and plans relating to director compensation. These responsibilities are detailed in the Compensation Committee Charter adopted December 4, 2003, a copy of which can be found on the Corporate Governance page of the Keithley website at www.keithley.com. Members of the Compensation Committee are independent directors under the listing standards of the New York Stock Exchange, “non-employee directors” within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, and “outside directors” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended.

The Compensation Committee has retained Radford Survey + Consulting, a human resources consulting firm, to provide assistance and advice with respect to executive compensation. The consultants report directly to the Chairperson of the Compensation Committee, although they also provide advice and discuss compensation issues directly with management. Over the past year, the consultant has, at the direction of the Compensation Committee, provided information and advice on a range of subjects as described under the caption “Executive Compensation and Related Information — Compensation Discussion and Analysis.”

The Chief Executive Officer, Chief Operating Officer and Vice President, Human Resources, attend Compensation Committee meeting by invitation to provide input with respect to compensation and performance assessments of executive officers. Consistent with the equity award grant policy adopted by the Board of Directors, the Compensation Committee delegates to the Chief Executive Officer authority to grant a limited number of equity awards as further described under “Executive Compensation and Related Information — Compensation Discussion and Analysis — Equity Award Granting Practices.”

The Strategy Committee is responsible for ensuring that management has in place strategies and action plans as well as useful planning and control systems to enable the Company to meet its objectives.

The Nominating and Corporate Governance Committee is responsible for assisting the Board of Directors in identifying individuals qualified to become Board members; to recommend board committee structure, membership and operations; to develop and recommend to the Board a set of effective corporate governance policies and procedures; and to lead the Board in its annual review of the Board’s performance.

The charter of the Nominating and Corporate Governance Committee provides that the Committee shall make recommendations to the Board regarding director nominations, including director candidates recommended by shareholders. If a shareholders wishes to recommend a candidate, they should send their recommendation, with a description of the candidate’s qualifications, to: Chairman, Nominating and Corporate Governance Committee, c/o Marcia Miller, Keithley Instruments, Inc., 28775 Aurora Road, Cleveland, Ohio 44139. The Committee has not established specific minimum qualifications a candidate must have in order to be recommended by the Committee. However, in determining qualifications for new directors, the Committee will periodically establish and review Board succession plans, establish the experience and attributes needed to fulfill its responsibilities and work with the Chief Executive Officer to identify management’s needs for advice and counsel. A director candidate pool will be established from recommendations from shareholders and the Board of Directors. Additionally, the Nominating and Governance Committee may retain a board search consultant to identify and recruit potential directors.

DIRECTOR COMPENSATION

In 2005, the Compensation Committee undertook a reassessment of the Board’s director compensation practices in recognition of the increased expectations and responsibilities faced by directors of public companies following adoption of the Sarbanes-Oxley Act, new regulatory and stock exchange requirements and director compensation trends at comparable high-technology public companies. In determining director compensation, the Compensation Committee reviewed data of 21 peer companies as well as other broad-based industry survey data. Based on their research and advice of the consultants retained by and reporting to the Compensation Committee, the Compensation Committee recommended, and the Board of Directors approved, a revised director compensation program, which began to take effect in fiscal year 2006.

For fiscal year 2007, Directors who are not employees of the Company received an annual fee of $20,000 paid in four installments. Directors received an additional $1,000 for each board meeting attended and each committee meeting attended, except for Audit Committee meetings for which each Director received $1,500 for his or her attendance. The Audit Committee Chairman received an additional annual fee of $10,000 paid in four installments, while the Compensation and Human Resources Committee Chairman, the Strategy Committee Chairman, and the Nominating and Corporate Governance Committee Chairmen each received an additional annual fee of $5,000 paid in four installments. Additionally, in August 2006, the Board of Directors appointed a Special Committee of the Board to investigate the Company’s stock option practices. In February 2007, the Board of Directors approved fees to be paid to committee members of $1,500 per meeting for all past and future meetings, and a one-time retainer fee of $10,000 to be paid to the Chair of the Special Committee.

Directors may defer their fees under the Keithley Instruments, Inc. 1996 Outside Directors Deferred Stock Plan. Under the terms of that Plan, the fees are invested in Common Shares, the total number of which are included in Security Ownership of Management table found on page 3, and will be paid out in cash or Common Shares on a specified date or upon retirement from the Board of Directors per the election of the recipient. In addition, Directors may defer fees under the Keithley Instruments, Inc. Deferred Compensation Plan. Under this Plan, the amounts deferred earn interest based on a prime rate formula specified in the Plan.

Along with shifting employee compensation from a focus on stock options to full-value shares, the equity compensation of the Board has also been modified. Each non-employee Director will receive a restricted stock award worth $75,000, rounded to whole shares, upon his or her initial appointment to the Board. The shares will vest over a 3-year period. Additionally, each non-employee Director receives an annual Common Share grant equal to approximately $58,000 issued in four installments. The shares are issued pursuant to the Keithley Instruments Inc. 2002 Stock Incentive Plan. Effective October 1, 2005, the Board of Directors established a policy requiring Directors to own $100,000 of Common Shares in the Company (including shares held in the deferred compensation plan). It is expected that the Company’s Directors achieve this ownership level within four years of the establishment of the policy, or in the case of new Directors, within four year’s of their election. With the exception of one director elected less than four years ago, all of the directors have met this policy.

The following table summarizes the compensation received by each Director during fiscal year 2007:

Director Compensation for Fiscal Year 2007

			Fees Earned
	Fees Earned or		or Paid
	Paid in Cash		in Stock	Total
Name	($)		($)(1)	($)

Brian R. Bachman	45,000		57,988	102,988
James T. Bartlett	52,500	(2)	57,988	110,488
James B. Griswold	39,000	(2)	57,988	96,988
Leon J. Hendrix, Jr.	39,000	(2)	57,988	96,988
Brian J. Jackman	47,000	(3)	57,988	104,988
Dr. N. Mohan Reddy	45,500	(2)	57,988	103,488
Thomas A. Saponas	50,000	(2)	57,988	107,988
Barbara V. Scherer	71,500		57,988	129,488
R. Elton White	59,500	(4)	57,988	117,488

(1)	Represents the dollar value of the annual Common Share grant described above.

(2)	Represents the dollar value of fees that have been deferred in the 1996 Outside Directors Deferred Stock Plan described above.

(3)	Mr. Jackman deferred $22,500 in the 1996 Outside Directors Deferred Stock Plan with the remainder paid in cash.

(4)	Mr. White has deferred his fees in the Keithley Instruments, Inc. Deferred Compensation Plan.

The Company reimburses Directors for their reasonable expenses associated with attending Board meetings and provides them with liability insurance coverage for their activities as Directors.

Under the Company’s Articles of Incorporation and Code of Regulations, the Directors are entitled to indemnification from Keithley to the fullest extent permitted by Ohio corporate law. The Company has entered into indemnification agreements with each of the Directors. The agreements to not increase or decrease the scope of the indemnification provided by set forth processes and procedures for indemnification claims.

Beginning in fiscal year 2008, non-employee Directors’ fees will be paid solely on a retainer-based structure versus a combination of retainer and meeting attendance fees. While the structure has changed, it is anticipated that there will be no material increase to the total compensation that an individual Director shall receive. This change was implemented so that fees would not limit Board of Director involvement in important corporate matters.

CODE OF ETHICS

The Company has a Code of Ethics that applies to all employees, executive officers and Directors of the Company, including the Company’s principal executive officer, principal financial officer and principal accounting officer. The Code of Ethics includes provisions covering compliance with laws and regulations, insider trading practices, conflicts of interest, confidentiality, protection and proper use of Company assets, accounting and recordkeeping, fair competition and fair dealing, business gifts and entertainment, payments to government personnel, and the reporting of illegal or unethical behavior. The Code of Ethics is posted on the Company’s website and is available in print to any shareholder submitting a request to the Company c/o Marcia Miller, Keithley Instruments, Inc., 28775 Aurora Road, Cleveland, Ohio 44139. Any waiver of any provision of the code granted to an executive officer or Director may only be made by the Board of Directors or a Committee of the Board authorized to do so and will be promptly disclosed on the Company’s website at www.keithley.com.

EXECUTIVE COMPENSATION AND RELATED INFORMATION

Compensation Discussion and Analysis

The following describes the material elements of the Company’s compensation objectives and policies and the application of these objectives and policies to the Company’s executive officers, particularly the individuals named in the Summary Compensation Table on page 20. The rules regarding disclosure of executive compensation in proxy statements were modified significantly in 2006. This is our first proxy statement to which the new rules apply. Accordingly, the information in this proxy statement is not directly comparable to the information disclosed in prior years.

Executive Compensation Governance

The Compensation and Human Resources Committee (the “Committee”) of the Board of Directors is responsible for reviewing and approving executive management compensation and for evaluating the Chief Executive Officer’s performance. These responsibilities and other governance matters concerning the Committee are described under the caption “Corporate Governance.”

The Committee receives assistance and advice from its executive compensation consultants, Radford Survey + Consulting (“Radford”), a human resources consulting firm. Radford reports directly to the Chairperson of the Committee, although its representatives also provide advice and discuss executive compensation issues directly with management. In the past year, Radford has, at the direction of the Committee, provided information and advice on a range of subjects, including peer group definition, market data, compensation levels for officers and the Board of Directors, equity grants (both amount and grant terms) and stock ownership guidelines. The Committee has available to it relevant data and information regarding all elements of compensation as it makes its decisions regarding each element of compensation for the named executive officers.

Executive Compensation Philosophy

The goal of Keithley’s compensation program is to attract highly qualified individuals, and to retain and motivate them to achieve superior financial results for the Company in both the short-term and long-term. The compensation program is designed to reward the achievement of sales growth, quality of earnings and appreciation of the Company’s share price. The Committee believes that our compensation program and specific compensation decisions regarding our executive officers must meet two standards. First, our compensation program must be competitive with companies that are our direct competitors in test and measurement as well as a broader group of electronics companies with whom we compete for employees. Second, our compensation program and decisions must be designed to lead to the creation of shareholder value through future share appreciation. In addition, compensation decisions regarding specific individuals are impacted by individual job performance, Company performance, and significant changes in the competitive landscape for individuals possessing the skills we require.

Our executive compensation program has four main components: base salary, annual cash bonus, long-term incentive awards in the form of stock compensation, and health and welfare benefits which are discussed in more detail below. All four components are targeted at median levels for the executive’s position based on a survey of peer group companies and two-broadly-based compensation surveys as described more fully below. The Committee targets our executives’ compensation at the market median because it believes the median ensures that our compensation program is sufficiently competitive to attract and retain talented executives and maintain external pay equity. However, the Company’s incentive award programs are designed to pay above the median for above target performance and below the median for performance that is low relative to peers.

The Committee allocates total compensation between currently paid cash compensation and long-term compensation. The allocation between currently paid cash compensation and long-term compensation for Mr. Keithley, our Chief Executive Officer, and for Ms. Rae, our Chief Operating Officer, is targeted at approximately a 50/50 split. The allocation for other executive officers is targeted between 60/40 and 70/30. These allocations are based on market competitiveness and the Committee’s assessment of the impact that it believes each executive officer has on execution of the Company’s long-term strategy.

Executive Compensation Methodologies

The Committee assembles, with the assistance of Radford, competitive market information about executive compensation from an annual review of companies included in a peer group, other competitive market compensation information, executive compensation trends, our business needs, and our financial performance compared to peers. The Committee reviews this competitive information together with performance assessments of our executives and recommendations provided by the CEO and COO (with the exception of Mr. Keithley for which no recommendation is made and Ms. Rae whose recommendation is made solely by the CEO). Generally, the Committee sets executive officers’ salary to fall within a range of +/- 20% of the median of surveyed companies, target bonus (as a percentage of salary) at approximately median, long-term compensation award value is targeted at median, but actual target awards are constrained by corporate burn rate as well, so that based on the Company’s valuation relative to peers, periodically long-term compensation target awards are below median. If the Company has exceptional performance, it is possible that actual total compensation could exceed the median for total compensation for the surveyed companies in a given year. For fiscal 2007, based on Company performance, total compensation for all of the named executive officers was at or below the market median.

In determining what it believes to be market median for executive positions, the Committee obtains information from Radford regarding competitive market compensation data available from the proxy statements of peer group companies selected by the Committee and from two broad-based electronics industry surveys. The peer group for 2007 consists of 21 publicly traded corporations that are headquartered in the United States with whom we compete for employees with similar skills. The Committee reviews the peer group each year to ensure that it continues to be comprised of companies appropriate for purposes of comparison. As compensation was set in the Fall of 2006, the following companies comprised this peer group:

• ADE Corporation	• Aeroflex, Inc.
• Analogic Corporation	• Brooks Automation, Inc.
• Cascade Microtech, Inc.	• Credence Systems Corporation
• Electro Scientific Industries, Inc.	• Electroglas, Inc.
• EXFO Electro Optical Engineering, Inc	• Kulicke & Soffa Industries
• LeCroy Corporation	• LTX Corporation
• National Instruments Corporation	• Newport Corporation
• Photon Dynamics, Inc.	• Rudolph Technologies, Inc.
• Therma-Wave, Inc.	• Tollgrade Communications, Inc.
• Varian Semiconductor Equipment	• Veeco Instruments, Inc.
• X-Rite, Inc.

In addition, Radford supplemented the peer group data with data from two broad-based surveys covering companies in the electronics industry with revenue generally between $50 and $250 million to calculate a median consisting of a blended average of the two broad-based surveys and data from the peer group. The Committee uses the blended average to minimize the impact of any outlaying data points and because, in certain circumstances, the companies in the peer group do not have proxy data for similarly situated executive positions that can be used for comparison to one or more of our executives.

Our management works with Radford to make specific recommendations to the Committee with regard to compensation based upon the market data and management’s assessment of the performance of each individual executive officer (other than the CEO). For the CEO, the Committee conducts the performance assessment. Compensation amounts realized from past years and prior year equity awards are generally not considered in the current year’s determination of each individual’s compensation package. The impacts of tax or accounting treatments for particular forms of compensation also are generally not considered, except to the extent they reflect industry norms.

All salary changes for executive officers are made effective each January 1. Base pay levels and long-term incentive awards are generally determined and approved near the end of the calendar year at a regularly scheduled Committee meeting. The date is determined well in advance and generally occurs at the same time each year (in November) in connection with regularly scheduled Board and Committee meetings. For fiscal year 2007, annual bonus targets were set at the regularly scheduled August 2006 Committee meeting and payout amounts for the annual cash bonus were determined in October 2007 after the fiscal year-end financial results were available. Beginning with fiscal year 2008, preliminary annual bonus targets were reviewed at the regularly scheduled Committee meeting held in August 2007, and final annual bonus targets were reviewed and approved at a regularly scheduled telephonic September meeting. To date, the Committee has not been required to make any final payout determinations with respect to long-term incentive awards because no applicable performance period has been completed.

Elements of Executive Compensation

The Company’s executive compensation program provides the Named Executive Officers with the elements of compensation described below.

Base Salary

Executive officers’ base salaries are benchmarked against the market median of the proxy data and the surveys discussed above. In general, for those executive officers who are not new to their positions and who are performing well, their salaries are targeted to the market median. All executive officers’ salaries are within a range of plus or minus twenty percent of the market median based on individual experience and performance. With the exception of Mr. Keithley and Mr. Plush, all named executive officers received salary increases during fiscal year 2007 ranging from 3.8% to 4.4% based upon individual performances and to ensure the Company’s compensation remained competitive with market movements for individuals with similar skills and experience in similar industries. Because of the costs and management time incurred by the Company in connection with the stock options investigation in 2006, the Committee determined not to increase the base salary of Mr. Keithley or Mr. Plush for fiscal year 2007.

The following table sets forth the base salary and the percentage increase for each named executive officer for fiscal 2007.

		%Increase Over
Named Executive Officer	Annual Base Salary	2006 Base Salary

Joseph P. Keithley	$425,184	0%
Mark J. Plush	$255,589	0%
Linda C. Rae	$275,015	3.8%
John A. Pesec	$239,000	3.9%
Mark A. Hoersten	$214,000	4.4%
Larry L. Pendergrass	$214,000	4.4%

Annual Bonus Program

The Committee determines target bonus awards, which are expressed as a percentage of base salary, for each executive officer based on the blended average market median discussed above determined by Radford for similar positions. For each executive, the Committee establishes a performance threshold and target and a level at which the executive’s maximum bonus is earned. Awards under the plan are paid based upon actual performance against the pre-established performance objectives for the year approved by the Compensation Committee. No bonus is earned at or below threshold performance. If Company performance is above threshold, payouts are based on a linear progression up to a maximum of three times the target bonus amount established for each executive.

The target bonus amounts are determined by the Committee, but are generally based upon the CEO’s recommendations (other than with respect to his own bonus). For 2007, the Committee established pre-tax ROA and Sales Growth as the two quantitative performance measures for the Annual Bonus Plan, except for Mr. Pesec for whom Order Growth was substituted for Sales Growth in order to maximize his focus on obtaining new orders. Each measure was given equal weighting:

			Individual
Metric	Threshold	Target	Maximum Attained at(1)

ROA	23%	34%	~40-45%
Sales Growth	1%	10%	~22%

(1)	The Annual Bonus Plan does not cap the performance measures but rather limits an individual’s payout at three times the target bonus award. The number provided in this column approximates the level at which maximum payout would be capped and, for ROA, is a range because of the interplay between the two measures.

•	ROA (defined as Earnings Before Taxes (EBT) excluding non-cash compensation and annual bonus expense and net interest income/expense ÷ average assets employed (accounts receivable + inventories + net property plant and equipment at the end of each month of the fiscal year divided by 12)).

•	Individual Performance Factors: The Committee may adjust the payouts by +/- 50% based on an evaluation of the quality of the performance for both the Company and the individual as recommended by the CEO, with the exception of the CEO whose adjustment, if any, is made solely by the Committee.

The Committee evaluates the performance factors and targets for the Annual Bonus Plan each year. The Committee does not necessarily establish the performance targets based on management’s operating plan, but rather on performance levels that the Committee believes promotes Company growth without sacrificing quality of earnings.

The payments under the Annual Bonus Plan are calculated at the end of each fiscal year and are paid annually in cash unless the employee has made an election to defer. Because the Company’s performance in 2007 was below the thresholds established for the year, no named executive officer received a payout under the Annual Bonus Plan.

The following table shows the Annual Bonus Plan target both as a percentage of salary and as a dollar amount for each named executive officer for 2007; as noted above no payouts were received by any named executive officer in 2007.

	Annual Bonus Plan
Named Executive	Target as a Percentage	Annual Bonus Plan	Annual Bonus Payout
Officer	of Salary	Target ($)	2007 ($)

Joseph P. Keithley	70%	$297,628	$0
Mark J. Plush	45%	$115,016	$0
Linda C. Rae	55%	$145,790	$0
John A. Pesec	45%	$103,492	$0
Mark A. Hoersten	40%	$82,018	$0
Larry L. Pendergrass	40%	$81,980	$0

Long Term Compensation Program

The purpose of the Company’s long-term incentive compensation plan is provide a substantial equity incentive for our executive officers to manage the business for the long-term, complementing the annual bonus that rewards performance in a particular year, and to reward them for the performance of the Company and its common shares over multi-year periods. The Committee awards long-term compensation in the form of annual non-qualified stock option grants, and beginning in fiscal year 2006, performance award units (“PAUs”). The Committee has not established any long-term incentive programs that are settled in cash because the Committee believes that stock settled programs offer better alignment between the interests of our executive officers and our shareholders. The Committee as a general practice does not award restricted stock or restricted stock units to executive officers because they may provide substantial value even if our share price declines. However, the Company uses restricted stock award units selectively for non-officer employees, primarily for retention purposes.

Radford establishes a median dollar value for competitive long-term pay for each executive officer position based on the blended average market median described above. The Committee awards a mix of non-qualified stock options and performance share units with targeted value at or near the market median for each position.

The following table shows the median total dollar amount of the long-term compensation as determined by Radford for each executive officer, the actual number of stock options and performance units awarded to each named executive officer in 2007, and the total dollar value of long-term awards granted for fiscal 2007. As noted previously, Mr. Keithley and Mr. Plush did not receive stock options or performance units for fiscal year 2007:

	Median Target
	Dollar Value of the
	Long-Term			Dollar Value of
	Compensation as	Number of Stock	Number of	Long-Term
Named Executive	Determined by	Options Awarded in	Performance Units	Incentives Awarded
Officer	Radford	2007	Awarded in 2007	in 2007*

Joseph P. Keithley	$829,500	0	0	$0
Mark J. Plush	$263,800	0	0	$0
Linda C. Rae	$362,800	25,000	12,600	$352,400
John A. Pesec	$152,300	10,000	7,700	$178,200
Mark A. Hoersten	$152,300	8,800	6,750	$156,452
Larry L. Pendergrass	$183,400	9,600	7,300	$169,784

*	For this purpose, performance award units are valued at the share price at the time of the grant, and stock options are valued at the time of the grant, based on a formula provided by Radford and applied by Keithley that represents about half of the stock price at the date of grant, and is not the value the Company uses to expense the stock options under Statement of Financial Accounting Standards No. 123(R) Stock-based Compensation (SFAS 123(R)). This valuation method involves fewer assumptions and is believed by the Committee to be more appropriate for establishing levels of compensation. For additional detail about our equity awards and the accounting for them, see the “Grants of Plan-Based Awards for Fiscal Year 2007” and the “Outstanding Equity Awards at September 30, 2007” tables on pages 21 and 22.

The long-term incentive awards shown in the foregoing table were granted in January of 2007. The Committee awards a mix of options and performance units that reflects the executives’ ability to impact the Company’s execution of its long-term plans. Mr. Keithley and Ms. Rae generally receive a 50-50 split between options and performance units and the other executive officers generally receive a 40-60 split of options and performance units.

Performance units are expressed as a number of shares and are earned over a three-year period, with payout dependent upon:

•	the Company’s three-year sales growth in comparison to sales growth of a pre-defined group of peer companies* over the same period, which for 2007 included:

Aeroflex Inc.	Agilent Technologies, Inc.
Anritsu Corp.	Chroma ATE, Inc.
Lecroy Corp.	National Instruments Corp.
Tektronix, Inc.	Yokogawa Electric Corp.
Advantest Corp.	Credence Systems Corp.
Eagle Test Systems, Inc.	LTX Corp.
Nanometrics, Inc.	Photon Dynamics, Inc.
Rudolph Technologies, inc.	Teradyne, Inc.
Therma-Wave, Inc.	Verigy Ltd.
EXFO Electro Optical Engineering, Inc.	JDS Uniphase Corp.
Tollgrade Communications, Inc.

*	These companies are public companies of all sizes, both domestic and international, included in the peer group because they are either direct competitors in the traditional test and measurement field or in the related automated testing equipment/semiconductor test or communications test fields. The related fields are included in the group to ensure the group is large enough to be significant. Some of the companies used in this group are not used in the peer group used for compensation purposes, either because their revenue size is significantly larger than the Company or because they are internationally based and no compensation proxy data is available. This group is reviewed annually and adjusted to reflect changes in the market including merger and acquisitions.

•	In the case of Mr. Keithley, Ms. Rae and Mr. Plush, performance is measured by the Company’s Return On Invested Capital (ROIC) and for all other participants pre-tax ROA over the three-year performance period. ROIC is defined as net earnings adjusted to exclude net interest income/expense divided by average total shareholders equity less cash and short-term investments. ROIC is used for Mr. Keithley, Ms. Rae and Mr. Plush as they have more ability to impact the Company’s tax planning and capital structure than the other executive officers. The final amount earned pursuant to a performance unit granted in fiscal year 2007 may range from a maximum of twice the initial award, as specified in the agreement, to a minimum of no units depending upon the level of attainment of performance thresholds. The awards granted in fiscal year 2007 to executive officers, if earned, will vest on September 30, 2009. The current expected payout of these awards is at the target level. The following is a matrix that shows the percentage of target that will be paid based on various levels of sales growth compared to the peer companies and levels of ROA or ROIC:

	Sales Growth Compared to Peers
	Below the 25th	≥ 25th <35th	≥ 35th <50th	≥ 50th <65th	≥ 65th <75th	≥ 75th
	Percentile	Percentile	Percentile	Percentile	Percentile	Percentile

R O A
≤ 0%	0%	0%	0%	0%	0%	0%
> 0 <15%	0%	0%	0%	25%	50%	50%
≥ 15% < 30%	0%	50%	75%	100%	125%	150%
≥ 30%	0%	75%	100%	125%	150%	200%

	Sales Growth Compared to Peers
	Below the 25th	≥ 25th <35th	≥ 35th <50th	≥ 50th <65th	≥ 65th <75th	≥ 75th
	Percentile	Percentile	Percentile	Percentile	Percentile	Percentile

R O I C
≤ 0%	0%	0%	0%	0%	0%	0%
> 0 < 10%	0%	0%	0%	25%	50%	50%
≥ 10% < 20%	0%	50%	75%	100%	125%	150%
> 20%	0%	75%	100%	125%	150%	200%

The Committee has established performance metrics of sales growth and ROA/ROIC because the Committee believes these measures are the drivers of the Company’s growth while maintaining high quality earnings.

Equity Award Granting Practices

The Committee’s practice has been to grant long-term incentive awards (options, performance shares and restricted shares) at its November meeting held during the Company’s first fiscal quarter. The Board of Directors adopted a formal policy regarding the granting of equity awards in December 2006, which provides for the following:

•	All options will be made in accordance with the 2002 Stock Incentive Plan.

•	All awards will be granted by the Committee except for stock options, performance shares and restricted shares to be granted by the Chief Executive Officer pursuant to specifically delegated authority, which may not exceed a certain number of shares per fiscal year as established by the Committee. In 2007, the Committee allocated 15,000 shares for this delegated authority. The Chief Executive Officer’s delegated authority does not include any grants to executive officers, which is retained solely by the Committee.

•	All annual grants shall be made at a Committee meeting held in conjunction with the first regularly scheduled Board meeting of the fiscal year, which will generally be scheduled to occur shortly after the announcement of fiscal year-end earnings.

•	Annual grants will have a grant date of the approval date and will have an exercise price of the NYSE closing price on the date of approval or the next trading day after the date of approval if the approval date is not a trading date.

•	Any off-cycle award (awards to new hires or in connection with a promotion or other special recognition) made by either the Committee or the Chief Executive Officer will have a grant date as of February 1, May 1 or August 1 and an exercise price equal to the closing price of the NYSE closing price on the grant date. If the trading window pursuant to the Company’s Insider Trading Policy is closed on such day, the grant date is made effective as of the first day the window is open for trading.

In addition, all long-term equity incentive awards are subject to forfeiture, set off and recoupment for any claim that the Company have against an Optionee. These claims include:

(i) direct or indirect disclosure of trade secret or confidential information;

(ii) use of confidential information within the three (3) years preceding Optionee’s termination from employment with the Company;

(iii) any material violation by Optionee of the terms of any written agreement between the Optionee and the Company;

(iv) Any action taken in direct or indirect competition with the Company; or

(v) Any attempt to induce any Company employee or any consultant of the Company to terminate his or her employment or other contractual relationship with the Company.

These rights of forfeiture, set off and recoupment extend to any gain, profit and income Optionee has realized from the exercise of options granted in 2007 or later, net of amounts withheld by the Company in connection with said exercise(s).

Health and Welfare

The Committee has provided named executive officers with the same health and welfare benefits it provides all its other US-based employees; including medical, dental and vision coverage, life and disability insurance, a defined benefit pension plan, a defined contribution plan and an employee stock purchase plan. The named executive officers also have the option to participate in the Company’s Deferred Compensation Plan. In addition, the Company provides each employee with term life insurance with death benefits equal to two times base salary, although executive officers, at their option, may receive whole life insurance rather than term life insurance.

Other Compensation Plans and Perquisites

Retirement Plans

The Company provides opportunities for all employees to save for retirement in three benefit plans: a voluntary defined contribution plan (401(k)), a company funded defined benefit pension plan, an employee stock purchase plan. A deferred compensation plan is also made available to named executive officers and certain other management who meet certain minimum salary requirements as set forth in the Plan. These plans are designed to provide competitive retirement benefits.

401(k)

The Company maintains a defined contribution retirement plan for all its eligible employees in the United States under Section 401(k) of the Internal Revenue Code (the “401(k)”) Plan.

The 401(k) Plan offers the named executive officers and all other employees the opportunity to defer income. In addition, the Company makes a mandatory matching contribution to each employee equal to 25% of up to 6% compensation deferred by the employee, and an additional discretionary match up to 6% of compensation deferred. The rules of the Internal Revenue Code limit the compensation that may be used in applying any deferral election or matching contribution. In 2007, that limit was $225,000 the (“IRS Cap”). In addition, the 401(k) Plan limits contributions to 25% of an employee’s base pay or the IRS Cap, whichever is less. The Company does not provide a tax-deferred non-qualified plan which would allow employees in excess of the IRS Cap to defer and receive a match on that portion of their compensation that does not qualify for the 401(k) Plan.

Defined Benefit Pension Plan

The Company’s United States pension plan provides retirement benefits to eligible participants who terminate employment at or after age 65, or who terminate employment before age 65 with at least five years of service. Benefits commence after termination of employment, but generally not before age 55. Retirement benefits are computed on the basis of pension credits for each year of the employee’s service. Generally, an employee’s pension credits will be equal to the sum of (i) 0.9% of the employee’s high five-year average annual compensation, not in excess of the employee’s Social Security “covered compensation” (as defined by Section 401(I)(5)(E) of the Internal Revenue Code) as of September 30, 1999, plus 1.5% of such average annual compensation in excess of “covered compensation,” with such sum multiplied by the employee’s years of credited service (up to 30 years) through September 30, 1999; plus (ii) 1.2% of the employee’s annual compensation for each plan year beginning on or after October 1, 1999. The employee’s annual retirement benefit, when paid as a life annuity commencing at age 65, will equal the total of the pension credits he or she has earned. The Company does not maintain any Supplemental Retirement plans in which any named executive officer participates.

Employee Stock Purchase Plan

The Company provides an Employee Stock Purchase Plan to all eligible employees, including named executive officers. The plan provides that an employee may defer up to $25,000 per calendar year into the plan. The plan purchases shares with monies deferred once a year giving each plan participant a 5% discount on the share price. The share price is determined by the closing share price on the last day of the plan year which is June 30.

Deferred Compensation Plan

The Deferred Compensation Plan provides Executive Officers and other key employees the opportunity to defer receipt of cash compensation. The Company does not contribute to this plan. Participants may elect to defer all or part of their cash compensation (base salary and annual bonus) for a specified period of years or until retirement. Participants can select from a variety of investment funds from which the earnings on their deferred cash compensation account will be determined. Participants in the Deferred Compensation Plan are considered unsecured creditors of the Company.

Perquisites

The Company provides executive officers with a Company car, a cell phone, whole life insurance equal to two times their annual salary, access to financial planning services, and access to a health club membership. In addition, to assist the Company in conducting business meetings and/or entertainment, the Company pays the cost of certain club dues for some officers. Although these officers may derive some personal benefit for their use, club memberships are used extensively for business purposes and all personal expenses are born entirely by the executive.

Change in Control and Other Severance Arrangements

Upon a change in control as defined in the Keithley Instruments, Inc. 2002 Stock Incentive Plan, all stock options and any outstanding stock appreciation rights granted under the Plan shall become immediately exercisable in full and all restricted stock grants, including performance units, become immediately vested and any applicable restrictions lapse. Performance units vest at target levels. The Company does not have a formal severance policy, and the Committee must review and approve the severance of any officer. With the exception of Mr. Plush, no executive officer has a separate agreement providing change in control benefits, other than with respect to their equity awards.

Company Stock Ownership Guidelines

While the Company encourages its executive officers to own Common Shares, it does not have a formal policy requiring specified levels of share ownership. The Committee believes that its current compensation structure has properly aligned the named executive officers with shareholder interest and, therefore, a formal policy is not necessary.

Compensation Committee Report

The Compensation Committee has reviewed and discussed the foregoing Compensation Discussion and Analysis with the Company’s management. Based on the review and discussions referred to above, the Compensation Committee recommended to the Company’s Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement and in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2007.

Compensation and Human Resources Committee
Brian R. Bachman, Chairman
Leon J. Hendrix
Barbara V. Scherer
Thomas A. Saponas

SUMMARY COMPENSATION TABLE

The following table sets forth information concerning the compensation for our Chief Executive Officer and Chief Financial Officer, as well as the four next highest paid executive officers of the Company as of September 30, 2007.

							Change in Pension
						Non-Equity	and Nonqualified
				Stock	Option	Incentive Plan	Compensation	All
	Salary		Bonus	Awards(2)	Awards(2)	Compensation(3)	Earnings(4)	Other(5)	Total

Joseph P. Keithley	$425,184		—	—	$81,538	—	$63,589	$58,095	$628,406
Chairman, President and CEO
Mark J. Plush	$255,589		—	—	$15,418	—	$45,593	$41,261	$357,861
Vice President and Chief Financial Officer
Linda C. Rae	$272,530		—	$44,100	$59,742	—	$13,467	$35,041	$424,880
Executive Vice President and Chief Operating officer
John A. Pesec	$236,711	(1)	—	$26,950	$23,897	—	$20,416	$24,620	$332,594
Vice President, Worldwide Sales
Mark A. Hoersten	$211,814		—	$23,625	$21,029	—	$26,800	$30,999	$314,267
Vice President, Business Management
Larry L. Pendergrass	$211,716		—	$25,550	$21,755	—	$15,759	$32,928	$307,708
Vice President, New Product Development

(1)	This amount includes $55,304 deferred under the Supplemental Deferred Compensation Plan. This amount is also reported in the “Executive Contributions in Last Fiscal Year” column of the Nonqualified Deferred Compensation Table for the Fiscal Year 2007 table on page 24.

(2)	Represents the dollar amount of equity compensation cost recognized for financial reporting purposes with respect to fiscal year 2007, computed in accordance with SFAS 123(R). See Note H of Notes to Consolidated Financial Statements included in “Part II — Item 8 — Financial Statements and Supplemental Data” of the Company’s Annual Report on Form 10-K for fiscal year 2007 for a description of the assumptions used in that computation. The actual value realized to the Named Executive Officers with respect to stock awards will depend on the market value of Keithley Stock on the date that final PAU grants are determined and when such stock granted thereunder is sold, and with respect to option awards, will depend on the difference between the market value of Keithley Common Stock on the date the option is exercised and the exercise price.

(3)	Represents amounts earned under the Annual Incentive Plan. The Company did not achieve the threshold targets specified in the Plan, therefore, no amounts were earned in fiscal year 2007.

(4)	Amounts consist of the change in the annual actuarial present value of the pension benefits for each Named Executive Officer, as also reported in the Pension Benefits at September 30, 2007 table on page 23. For 2006, the discount rate used to determine the present value of the pension benefit was 6.625% as opposed to 6.375% in 2007. None of the Named Executive Officers received above-market or preferential earnings on deferred compensation.

(5)	The following table provides detail for the aggregate “All Other Compensation for Each named Executive Officer”:

	Mr. Keithley	Mr. Plush	Ms. Rae	Mr. Pesec	Mr. Hoersten	Mr. Pendergrass

Company Car(a)	$16,289	$21,162	$18,036	$17,700	$15,689	$15,430
401(k) Matching Contribution	6,065	5,981	6,052	4,762	6,041	6,004
Club Dues	14,842	2,000	1,800	486	—	—
Financial Planning	12,000	7,500	7,500	—	6,250	7,500
Life Insurance	8,899	4,618	1,653	1,672	3,019	3,994

(a)	The amounts determined based on costs of the car leases, insurance, maintenance and gas.

GRANTS OF PLAN-BASED AWARDS FOR FISCAL YEAR 2007

									Exercise	Grant Date
								All Other Stock	or Based	Fair
		Estimated Future Payouts Under			Estimated Future Payouts Under			Awards: Number	Price of	Value of Stock
		Non-Equity Incentive Plan Awards(1)			Equity Incentive Plan Awards			of Shares	Option	and Option
	Grant	Threshold	Target	Maximum	Threshold	Target	Maximum	of Stock	Awards	Awards
Name	Date	$	$	$	#	#	#	or Units #(2)	$/Sh	$

Joseph P. Keithley	N/A	$1,240	$297,628	$850,368	—	—	—	—	—	—
Mark J. Plush	N/A	$479	$115,016	$345,045	—	—	—	—	—	—
Linda C. Rae	1/30/07	$608	$145,790	$437,372	0	12,600	25,200	25,000	$14.00	$312,475
John A. Pesec	1/30/07	$431	$103,492	$310,478	0	7,700	15,400	10,000	$14.00	$162,230
Mark A. Hoersten	1/30/07	$342	$82,018	$246,056	0	6,750	13,500	8,800	$14.00	$142,398
Larry L. Pendergrass	1/30/07	$342	$81,980	$245,942	0	7,300	14,600	9,600	$14.00	$154,453

(1)	The targets for the Annual Incentive Plan were granted on August 10, 2006, but because the Company did not achieve the thresholds for either target for the Annual Incentive Plan, no annual incentive payouts were made for fiscal year 2007.

(2)	Represents stock options with an exercise price equal to the fair market value of Keithley Common Shares on the date of grant. The options vest and become exercisable fifty percent (50%) on the second anniversary of the date of grant and then twenty five percent (25%) on each anniversary thereafter. All unvested options terminate upon the termination of employment for any reason. There are additional forfeiture and recoupment mechanisms for conduct that is detrimental to the Company. See forfeiture discussion on page 18. In any event, options expire 10 years from the date of grant unless otherwise expired as described above.

(3)	These amounts are determined by using FAS 123(R) valuations times the number of options granted and the target number of PAU’s granted. For options, the FAS 123(R) per share valuation was $5.443 and for PAU’s it was $14.00 per share.

OUTSTANDING EQUITY AWARDS AT SEPTEMBER 30, 2007

	Option Awards						Stock Awards
										Equity Incentive	Equity Incentive
	Number of		Number of				Number of		Market Value	Plan Awards:	Plan Awards:
	Securities		Securities				Shares or		of Shares or	Number of	Market or Payout
	Underlying		Underlying				Units of Stock		Units of Stock	Unearned	Value of Unearned
	Unexercised		Unexercised		Option		That Have		That Have	Shares, Units	Shares, Units
	Options		Options		Exercise	Option	Not Yet		Not Yet	or Other Rights	or Other Rights
	#		#		Price	Expiration	Vested		Vested	That Have Not	That Have Not
Name	Exercisable		Unexercisable		$	Date	#		$(1)	Yet Vested #(2)	Yet Vested $(1)(2)

Joseph P. Keithley	6,500	(3)			4.9375	12/5/2007	5,232	(5)	$55,459	14,250	$151,050
	120,000				45.125	8/1/2010
	100,000				18.41	7/24/2011
	100,000				13.76	7/23/2012
	100,000				16.12	7/18/2013
	70,000				18.75	7/16/2014
			55,000	(4)	15.05	10/3/2015
Mark J. Plush	42,000	(6)			45.125	8/1/2010	4,528	(8)	$47,997	4,000	$42,400
	38,000	(7)			18.41	7/24/2011
	25,029				13.76	7/23/2012
	33,000				16.12	7/18/2013
	28,000				18.75	7/16/2014
			10,400	(4)	15.05	10/3/2015
Linda C. Rae	1,500				2.53125	9/11/2008				18,900	$200,340
	5,000				4.125	7/16/2009
	12,000				45.125	8/1/2010
	25,000				18.41	7/24/2011
	30,000				13.76	7/23/2012
	50,000				16.12	7/18/2013
	41,000				18.75	7/16/2014
			25,000	(4)	15.05	10/3/2015
			25,000	(9)	14.00	1/30/2017
John A. Pesec	5,000				2.53125	9/11/2008				11,550	$122,430
	12,000				4.125	7/16/2009
	11,000				45.125	8/1/2010
	25,000				18.41	7/24/2011
	27,000				13.76	7/23/2012
	30,000				16.12	7/18/2013
	26,000				18.75	7/16/2014
			10,000	(4)	15.05	10/3/2015
			10,000	(9)	14.00	1/30/2017
Mark A. Hoersten	1,000				4.125	7/16/2009				10,125	$107,325
	12,000				45.125	8/1/2010
	25,000				18.41	7/24/2011
	30,000				13.76	7/23/2012
	30,000				16.12	7/18/2013
	25,000				18.75	7/16/2014
			8,800	(4)	15.05	10/3/2015
			8,800	(49)	14.00	1/30/2017
Larry L. Pendergrass	20,000				12.43	5/19/2013				10,675	$113,155
	25,000				18.75	7/16/2014
			8,800	(4)	15.05	10/3/2015
			9,600	(9)	14.00	1/30/2017

(1)	Value is based on the closing price of Keithley Common Shares on September 28, 2007 ($10.60).

(2)	These amounts represent PAU’s that were granted in fiscal years 2006 and 2007. For units that are granted in fiscal year 2006 it is assumed that there is a 50% payout of target, and for 2007, a payout at target.

(3)	Mr. Keithley exercised these options on November 30, 2007 prior to their expiration on December 5, 2007.

(4)	Represents options that vest 50% on October 4, 2007, another 25% on October 4, 2008, and the final 25% on October 4, 2009.

(5)	1,308 shares vest each December 1st through 2010.

(6)	Includes 20,231 options for Mr. Plush’s former wife. Mr. Plush may exercise the options solely upon the direction of his former wife who is entitled to the shares issued upon exercise.

(7)	Includes 16,251 options for Mr. Plush’s former wife. Mr. Plush may exercise the options solely upon the direction of his former wife who is entitled to the shares issued upon exercise.

(8)	1,192 shares vest each June 1st through 2010 with the remaining 952 shares vesting on June 1, 2011.

(9)	Represents options that vest 50% on January 30, 2009, another 25% on January 30, 2010, and the final 25% on January 30, 2011.

OPTION EXERCISES AND STOCK VESTED FOR FISCAL YEAR 2007

	Option Awards		Stock Awards
	Number of		Number of
	Shares Acquired	Value Realized	Shares Acquired	Value Realized
	on Exercise	on Exercise	on Vesting	on Vesting
Name	#	$(1)	#	$(2)

Joseph P. Keithley (3) (4)	30,000	$117,338	1,308	$16,546
Mark J. Plush	—	—	1,192	$15,937
Linda C. Rae	—	—	—	—
John A. Pesec (4)	3,000	$29,113	—	—
Mark A. Hoersten (4)	1,200	$6,098	—	—
Larry L. Pendergrass	—	—	—	—

(1)	Computed using the fair market value on the date of exercise.

(2)	Computed using the fair market value on the date of vesting.

(3)	Mr. Keithley used previously owned shares to exercise these options.

(4)	Options were exercised and shares still held by the individuals as of the fiscal year end.

PENSION BENEFITS AT SEPTEMBER 30, 2007

			Present Value	Payments
		Number of Years	of Accumulated	During Last
		Credited Service	Benefit	Fiscal Year
Name	Plan Name	(#)	($)(1)	($)

Joseph P. Keithley	Keithley Instruments, Inc. Employees’ Pension Plan	31.4	$511,449	—
Mark J. Plush	Keithley Instruments, Inc. Employees’ Pension Plan	25.6	$318,543	—
Linda C. Rae	Keithley Instruments, Inc. Employees’ Pension Plan	12.6	$57,772	—
John A. Pesec	Keithley Instruments, Inc. Employees’ Pension Plan	17.3	$108,106	—
Mark A. Hoersten	Keithley Instruments, Inc. Employees’ Pension Plan	27.3	$162,636	—
Larry L. Pendergrass	Keithley Instruments, Inc. Employees’ Pension Plan	4.3	$50,824	—

(1)	The accrued benefits are shown as annual straight life annuities payable at age 65. The present value information is based on assumptions consistent with those used for fiscal year 2007 disclosure under FAS 87 which includes a discount rate of 6.375%, retirement at age 65 and no pre-retirement decrements. See discussion of “Defined Benefit Pension Plan” on page 19.

NONQUALIFIED DEFERRED COMPENSATION FOR FISCAL YEAR 2007

	Executive		Registrant		Aggregate	Aggregate
	Contributions in		Contributions in	Aggregate Earnings	Withdrawals/	Balance at
	Last FY		Last FY	in Last FY	Distributions	Last FYE
Name	($)		($)	($)(1)	($)	($)

Joseph P. Keithley	—		—	$47,976	—	$615,832
Mark J. Plush	—		—	$28,855	—	$198,396
Linda C. Rae	—		—	$15,800	—	$92,443
John A. Pesec	112,308	(2)	—	$21,221	—	$180,480
Mark A. Hoersten	—		—	—	—	—
Larry L. Pendergrass	—		—	—	—	—

(1)	Not reported as compensation to the Named Executive Officers for tax purposes.

(2)	This amount represents $55,304 deferred by Mr. Pesec on his fiscal year 2007 salary and $57,004 that Mr. Pesec deferred from his fiscal year 2006 Annual Incentive Bonus which was earned in fiscal year 2006 but paid in fiscal year 2007.

POTENTIAL PAYMENTS UPON EMPLOYMENT TERMINATION, DEATH OR CHANGE OF CONTROL

					Change
	Involuntary Termination		Termination/		of
Name	Other Than for Cause(1)		Retirement(1)	Death(1)	Control(1)(2)

Joseph P. Keithley	—		—	—	$302,100
Mark J. Plush	$697,080	(3)	—	—	$84,800
Linda C. Rae	—		—	—	$267,120
John A. Pesec	—		—	—	$163,240
Mark A. Hoersten	—		—	—	$143,100
Larry L. Pendergrass	—		—	—	$148,930

(1)	The Company generally does not enter into employment agreements with its executive officers. Upon termination from employment, the Keithley Instruments, Inc. Employees’ Pension Plan may provide certain benefits to participants, including executive officers, depending on the reason for termination. In addition, the Annual Incentive Plan and Performance Award Agreements provide the Committee discretion to award terminated employees a pro-rata share of an award depending on the circumstances of their termination.

(2)	All Equity Awards have accelerated vesting of the awards upon a change of control. The sums shown represent the sum of (a) the in-the-money value of the unvested stock options and (b) the value of PAU’s awarded at target levels. All values were computed as of the end of fiscal year 2007 and based on the closing price of Keithley Common Stock on the last trading day of fiscal year 2007 ($10.60).

(3)	While the Company generally does not enter into employment agreements with its executive officers it did, however, during a transition in management in 1994 enter into an employment agreement with Mr. Plush. The amount shown represents amounts that the Company would owe Mr. Plush if he were terminated without cause as defined in the Employment Agreement by and between the Company and Mr. Plush dated April 7, 1994 ($303,696 represents a true up of benefits due under the Pension Plan which would be paid over time and $383,384 represents severance that would be paid in the same manner as payroll and $10,000 represents the amount for outplacement services.) The Agreement provides for the following:

•	In the case of change of control provides for the Employment Agreement to extend for the rest of its term but in no event less than eighteen (18) months.

In addition, the Employment Agreement provides for the following severance in case of termination without cause:

•	At least six (6) months of severance or one (1) month of service for each year of service not to exceed eighteen (18) months, whichever is greater (paid as salary continuation);

•	Full participation in the Annual Incentive Plan provided the termination is after June 30th

•	Full participation in any performance award if the performance measuring period is within six (6) months following his termination

•	Thirty (30) days to exercise all vested options; provided such thirty (30) days does not extend the term of said options

•	Supplemental Retirement Benefit to true up his pension benefit

•	All fringe benefits that he was receiving immediately prior to his termination for the period of his severance

•	Outplacement services not to exceed $10,000

Audit Committee Report

The Audit Committee has reviewed and discussed with Keithley’s management and PricewaterhouseCoopers LLP the audited consolidated financial statements of Keithley contained in the Annual Report on Form 10-K for the 2007 fiscal year. The Audit Committee has also discussed with PricewaterhouseCoopers LLP the matters required to be discussed pursuant to SAS No. 61, as amended by Statement on Auditing Standards No. 90, (Codification of Statements on Auditing Standards, AU Section 380), which includes, among other items, matters related to the conduct of the audit of Keithley’s financial statements.

The Audit Committee has received and reviewed the written disclosures and the letter from PricewaterhouseCoopers LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and has discussed with PricewaterhouseCoopers LLP its independence from Keithley.

In addition, the Audit Committee, in consultation with management, the independent registered public accounting firm and the internal auditors, has reviewed management’s report on internal control over financial reporting as of September 30, 2007 and the independent registered public accounting firm’s attestation report (which are required pursuant to Section 404 of the Sarbanes-Oxley Act of 2002), and has considered the effectiveness of the Company’s internal control over financial reporting.

Based on these reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in Keithley’s Annual Report on Form 10-K for its 2007 fiscal year for filing with the Securities and Exchange Commission.

Audit Committee
R. Elton White, Chairman
James T. Bartlett
James B. Griswold
Barbara V. Scherer

PRINCIPAL ACCOUNTANT FEES AND SERVICES

The firm of PricewaterhouseCoopers LLP has served as the Company’s independent registered public accounting firm since 1958. The following table shows the fees billed to the Company from PricewaterhouseCoopers LLP for professional services rendered for the fiscal years ended September 30, 2007 and 2006:

	Fiscal 2007	Fiscal 2006

Audit Fees	$752,300	$1,050,850
Tax Fees	273,800	187,100
All Other Fees	3,000	3,000

Total	$1,029,100	$1,240,950

Fees related to fiscal 2007 and 2006 are comprised of the services as described in the following items:

“Audit Fees” consist of fees billed for professional services rendered for the audit of Keithley Instruments, Inc.’s consolidated financial statements, the audit of the Company’s internal control over financial reporting as required by the Sarbanes-Oxley Act of 2002, Section 404, review of the interim consolidated financial statements included in quarterly reports, and services that are normally provided by PricewaterhouseCoopers LLP in connection with statutory and regulatory filings or engagements.

“Tax Fees” consist of fees billed for professional services for tax compliance, tax advice and tax planning for the Company’s subsidiaries and sales offices in various tax jurisdictions throughout the world.

“All Other Fees” consist of licensing fees for an accounting research database maintained by PricewaterhouseCoopers LLP.

A representative of PricewaterhouseCoopers LLP is expected to be present at the Annual Meeting, and he will have an opportunity to make a statement if he so desires. The representative will also be available to respond to appropriate questions from shareholders.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

The Audit Committee pre-approves, on an individual basis, all audit and permissible non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent registered public accounting firm and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date.

The Audit Committee has selected PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2008.

PROPOSAL TWO:
APPROVAL OF AMENDMENTS TO THE CODE OF REGULATIONS

The Board of Directors unanimously approved and recommends that the Corporation’s shareholders approve the amendments to the Corporation’s Code of Regulations described below. The proposed amendments are separated into four subproposals to allow shareholders to focus and vote on each significant change. Each subproposal will be voted on separately, and the adoption or rejection of one subproposal will not affect the adoption or rejection of another subproposal. The proposed amendments are incorporated in the Code of Regulations, a copy of which is attached as Appendix A and marked to show the proposed amendments. These amendments include the following:

(a)	Modernization and Clarification Amendments

The last time the Corporation amended its Code of Regulations was February 9, 1985. Since that time, there have been numerous changes in Ohio law, federal securities law and New York Stock Exchange (“NYSE”) regulations that have increased flexibility for corporations in communicating with and conducting meetings of directors and shareholders, among other corporate governance matters. Many of the changes that have been made to these laws and regulations and that are proposed for future adoption relate to significant advances made in the area of electronic communications that permit notices, voting, proxy authorization and meeting attendance to occur electronically.

Under the existing Code of Regulations, the Corporation is unable to take advantage of many of these changes and will be unable to take advantage of subsequent changes relating to corporate governance practices currently being proposed for promulgation by the SEC and NYSE. Furthermore, there are several sections of the Code of Regulations that need to be amended to correct typographical errors or revised to reflect the current practices of the Corporation that have evolved since 1985. None of the proposed changes in this subproposal (a) diminish or negatively impact the existing substantive rights of shareholders.

Accordingly, the amended Code of Regulations would provide for the following changes to modernize and clarify the existing Code of Regulations:

•	The existing Code of Regulations requires the Corporation to issue a written notice to shareholders of record, by personal delivery or mail, setting forth the time, place and purposes of each shareholder meeting and does not allow for notice to be given by more modern means of communication, such as e-mail or fax. The proposed amendments to the Code of Regulations would allow notice of shareholder meetings to be given by personal delivery, mail, overnight delivery service or other means of communication authorized by the shareholder to whom notice is given (which means could include e-mail or fax). This change is intended to reflect changes in technology and Section 1701.41(A) of the Ohio Revised Code, which allows for notice of shareholder meetings to be delivered in this manner. See Article II, Section (d)(1) of the amended Code of Regulations.

•	The existing Code of Regulations requires the Corporation to issue notice of the time and place of any meeting of the Board of Directors by personal delivery, telephone, mail, telegram or cablegram and does not allow for notice to be given by more modern means of communication, such as e-mail or fax. The proposed amendments to the Code of Regulations would allow notice of director meetings to be given by personal delivery or by mail, telegram, cablegram, overnight delivery service, telephone, electronic mail or any other means of communication authorized by the director. This change is intended to reflect changes in technology and Section 1701.61(C) of the Ohio Revised Code, which allows for notice of director meetings to be delivered in this manner. See Article III, Section 4(d) of the amended Code of Regulations.

•	The existing Code of Regulations requires a proxy to be appointed in writing. The proposed amendments to the Code of Regulations would permit shareholders to appoint a proxy using a modern form of verifiable information, such as e-mail, over the internet or by telephone. Shareholders will still have the right, if they so choose, to appoint a proxy in writing. This change is intended to reflect changes in technology and Section 1701.48(A) of the Ohio Revised Code, which allows for a proxy to be appointed by a writing or appointed by a verifiable communication authorized by the shareholder. See Article II, Section (j) of the amended Code of Regulations.

•	The existing Code of Regulations has a section prescribing the order of business at a meeting of the shareholders that must be followed unless waived or otherwise determined by a shareholder vote. The proposed amendments to the Code of Regulations provide for the adoption by the Board of Directors of rules and regulations regarding the conduct of meetings and that the chairperson of a shareholder meeting will determine the order of business at such meeting. This change is intended to provide the Corporation with greater flexibility in setting meeting procedures and accommodating circumstances such as the use of electronic communications by giving the Board and chairperson discretion with respect to such matters. See Article II, Section (h) of the amended Code of Regulations.

•	The existing Code of Regulations provides that a director resignation will take effect upon receipt by any incumbent corporate officer other than an officer who is also the resigning director. The proposed amendments to the Code of Regulations provide that a director resignation will take effect upon being received by the President or the Secretary of the Corporation, unless some other time is specified in the resignation notice. This change reflects the current practices of the Corporation and is intended to ensure that any disclosure obligations or corporate governance matters triggered by such resignation are addressed in a timely and appropriate manner. For example, director resignations may trigger disclosures under federal securities laws and new Board or committee appointments may be needed to maintain compliance with SEC and NYSE requirements. The proposed amendment would allow resignation notices to be received by an appropriate officer of the Corporation to address such matters and to ensure compliance with timing requirements triggered by the effectiveness of such resignation. See Article III, Section 3(b) of the amended Code of Regulations.

•	The existing Code of Regulations requires regular meetings of the Board of Directors to be held immediately following the adjournment of the annual meeting of shareholders or a special meeting of shareholders at which directors are elected. The proposed amendments to the Code of Regulations provide that regular meetings of the Board will be held at such times and places as may be fixed by the Board. This change reflects the current practices of the Corporation and is intended to allow the Board greater flexibility in scheduling meetings. See Article III, Section 4(a) of the amended Code of Regulations.

•	The existing Code of Regulations provides that the Board of Directors may appoint certain of its members to act as a committee or committees, but requires any such committees to have at least three members. The proposed amendments to the Code of Regulations provide that a committee of the Board may consist of one or more directors. This change is intended to provide the Board with additional flexibility to authorize action by a subset of its members and reflect changes in Section 1701.63(A) of the Ohio Revised Code, which now only requires committees to consist of one or more directors. See Article III, Section 6(a) of the amended Code of Regulations.

•	The existing Code of Regulations includes certain procedural requirements in order for a director to invite a person who is not a director to attend a Board meeting. The procedural requirements include providing written notice at least twenty-four hours in advance stating the reason and obtaining a vote of approval by a majority of the directors in attendance as the first order of business. This provision would be deleted as part of the proposed amendments to the Code of Regulations. The removal of this requirement is intended to reflect the current practices of the Corporation and increase the flexibility of the Board in regard to inviting people who are not directors to Board meetings. See the deletion appearing in Article III, Section 9 of the amended Code of Regulations.

•	The existing Code of Regulations requires that the person or persons serving as the President and the Chairman of the Board be directors. The proposed amendments to the Code of Regulations would eliminate the requirement that the Corporation’s President be a member of the Board to provide flexibility with respect to succession planning for both Board membership and the office of President and ensuring compliance with NYSE and SEC director independence requirements. See Article IV, Section 1 of the amended Code of Regulations.

•	The existing Code of Regulations has two separate sections regarding the compensation of directors and officers. One section provides that the Board of Directors may allow compensation and reimbursement of expenses to directors for attendance at meetings, for serving on a committee or for any special services. The other provision provides that the Chairman of the Board or the President of the Corporation, unless otherwise determined by a majority of the Board, shall determine the compensation to be paid to all officers and other employees. The proposed amendments to the Code of Regulations consolidate the two compensation sections into one, which provides that the directors, by a majority vote, will have the authority to establish reasonable compensation for services to the Corporation by directors and officers, or to delegate such authority to (a) one or more officers or directors or (b) a committee of the Board. This change is intended to reflect the current practices of the Corporation and SEC and NYSE rules regarding compensation matters, by providing that compensation will be fixed by the Board or delegated to the compensation or other committee of the Board or the Corporation’s officers as appropriate. See Article IV, Section 4 and the deletion in Article III, Section 8 of the amended Code of Regulations.

•	The existing Code of Regulations contains several typographical errors and parenthetical references to sections of the Ohio Revised Code. The proposed amendments to the Code of Regulations remove the parenthetical references in various sections and correct the typographical errors. The removal of the references will prevent the Code of Regulations from becoming inaccurate due to subsequent changes in the Ohio Revised Code.

(b)	Notice of Shareholder Business and Director Nominations

•	The existing Code of Regulations does not expressly provide any time limitations or procedural requirements regarding a shareholder’s ability to bring business before an annual meeting of shareholders. The proposed amendments to the Code of Regulations would incorporate the existing requirements regarding the submission of shareholder proposals set forth in Rule 14a-8 under the Securities Exchange Act of 1934 (the “Exchange Act”) by expressly setting forth the time period in which a shareholder must provide notice to the Corporation and the procedure to be followed in order to submit a proposal for consideration at a meeting. Adoption of this amendment would not materially impair a shareholder’s ability to bring business before a meeting because the amendment is no more restrictive than the current requirements under Rule 14a-8. Under the amended Code of Regulations, a shareholder would be required to submit notice of a proposal to the Corporation’s principal executive offices no later than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting (unless the date of the meeting is changed by more than 30 days from the anniversary date). The proposed amendments to the Code also specify the information that is required to be set forth in any such notice. See Article II, Section (l) of the amended Code of Regulations.

•	The existing Code of Regulations does not expressly provide any time limitations or procedural requirements regarding a shareholder’s ability to nominate directors for election to the Board at any meeting of shareholders called for the election of directors. The proposed amendments to the Code of Regulations would specifically incorporate the existing requirements regarding the submission of shareholder proposals set forth in Rule 14a-8 under the Exchange Act by expressly setting forth the time period in which a shareholder must provide notice to the Corporation and the procedure to be followed in order to nominate a director for election at a meeting. Under the amended Code of Regulations, a shareholder would be required to submit notice of a nomination to the Corporation’s principal place of business no later than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting (unless the date of the meeting is changed by more than 30 days from the anniversary date), or in the case of a special meeting at which directors are to be elected, within certain time periods following the notice or public disclosure of the special meeting. Adoption of this amendment would not materially impair a shareholder’s ability to nominate a director before a meeting because the amendment is no more restrictive than the current requirements under Rule 14a-8. The proposed amendments to the Code of Regulations also specify the information that is required to be set forth in any such notice. See Article III, Section (d) of the amended Code of Regulations.

(c)	Authority of the Board to Fix the Number of Directors and Amend the Code of Regulations

•	The existing Code of Regulations provides that only shareholders may fix or change the number of directors and that if less than the current number of directors are elected at a shareholder meeting, the number will then be reduced to the number of directors elected unless the number is otherwise fixed at such meeting. The proposed amendments to the Code of Regulations will also allow the Board of Directors to fix or change the number of directors and will eliminate the provision setting the number at the number of directors actually elected where another number is not specifically fixed at the meeting providing for such election. These changes are consistent with Section 1701.56(A)(2) of the Ohio Revised Code, which provides that a Corporation’s articles or regulations may authorize directors to change the number of directors, and are intended to provide greater flexibility to the Board in managing its size and membership in accordance with SEC and NYSE independence and committee requirements and corporate governance considerations.

Adoption of the amendment would not materially impair the shareholders’ ability to fix or change the number of directors, since the shareholders will have this right in addition to the Board under the amended Code of Regulations. See Article II, Section 2(b).

•	The existing Code of Regulations provides that only shareholders may amend the Code of Regulations. The proposed amendments to the Code of Regulations allow the Board of Directors to amend the Code unless a provision of the Ohio Revised Code reserves such authority to the shareholders. Accordingly, the Board would be able to make ministerial and other changes to the Code of Regulations without the time and expense of seeking shareholder approval. This change is intended to reflect changes in Section 1701.11 of the Ohio Revised Code that now permit directors to make certain amendments to a corporation’s code of regulations without shareholder approval so long as such amendments do not divest or limit the shareholders’ power to adopt, amend or repeal the regulations of the corporation. The amendment to the Ohio Revised Code aligns Ohio with many other jurisdictions, such as Delaware, that also permit similar flexibility. Under the Ohio Revised Code and the proposed amendments to the Code of Regulations (as described in the following paragraph), the Board will be required to promptly provide notice of such amendments to the shareholders. The amended Code would not affect the shareholders’ ability to amend the Code of Regulations. See Article XII of the amended Code of Regulations.

•	The existing Code of Regulations provides that if an amendment to the Code of Regulations is adopted by written consent without a meeting of the shareholders, the Secretary must mail a copy of the amendment to each shareholder who is entitled to vote on, but did not participate in the adoption of, such amendment. The proposed amendments to the Code of Regulations permit notice of any amendment to also be sent by more modern means of communication, such as e-mail, if authorized by the shareholder to whom a copy is sent or by including a copy of the amendment in a report filed with the SEC pursuant to Section 13 or Section 15(d) of the Exchange Act within 20 days after the adoption of the amendment. The amendment to the Code of Regulations is intended to reflect changes in Section 1701.11 of the Ohio Revised Code, which now permit the use of electronic means or SEC filings to provide notice of an amendment to the shareholders. See Article XII of the amended Code of Regulations.

(d)	NYSE Direct Registration Requirements

•	The existing Code of Regulations does not prohibit, but also does not contain express terms providing for the use of uncertificated shares. The proposed amendments to the Code of Regulations would expressly permit the Corporation to issue uncertificated shares and contain provisions relating to the registration and transfer of such shares. These amendments are intended to reflect new NYSE rules requiring listed companies to cause their shares to be eligible for inclusion in a direct registration system (“DRS”) by January 1, 2008. To be eligible for inclusion in a DRS, the Corporation must provide that its shares may be evidenced by records in the DRS without physical (paper) certificates evidencing those shares. The existing Code of Regulations allows the Corporation to comply with this requirement, since uncertificated shares are permitted under the Ohio Revised Code; however, the amended Code of Regulations would contain express provisions regarding the issuance of uncertificated shares in accordance with the requirements set forth in the Ohio Revised Code in addition to the provisions governing certificated shares. Except as may otherwise be required by law [and subject to the terms of any applicable employee benefit plan], the rights and obligation of holders of uncertificated shares and holders of physical shares for a particular class and series of shares would be identical.

Under the NYSE requirements, the Corporation is not required to issue uncertificated shares. It is only required to be eligible to do so. Whether or not the Corporation elects to issue uncertificated shares, the proposed amendments would not affect shareholders who choose to hold their shares in the Corporation through a brokerage or other account in “street” name. If the Corporation begins to participate in DRS, under the current NYSE rules, such shareholders will have the option of continuing to hold their shares in the Corporation through a brokerage or other account in “street” name or holding the shares in their own name through the DRS. See Article VII of the amended Code of Regulations.

A majority of votes represented by the outstanding Common Shares and the Class B Common Shares voting together is required to approve the amendments to the Code of Regulations. Abstentions and broker non-votes will have the same effect as votes against the proposals.

The Board of Directors recommends a vote for the approval of the amendments to the Code of Regulations.

OTHER MATTERS

The Board of Directors of the Company is not aware of any matter to come before the meeting other than the election of Directors. However, if other matters shall properly come before the meeting, it is the intention of the persons named in the proxies to vote in accordance with their best judgment on such matters.

Any shareholder proposal intended to be presented at the Annual Meeting of Shareholders to be held in 2009 in compliance with Rule 14a-8 promulgated under the Exchange Act must be received by the Company at its principal executive offices not later than September 6, 2008, for inclusion in the Board of Directors’ proxy statement and form of proxy relating to that meeting. The Company will not be required to include in its proxy statement and form of proxy a shareholder proposal that is received after that date or which otherwise fails to meet the requirements for shareholder proposals established by regulations of the Securities and Exchange Commission. In addition, if a shareholder intends to present a proposal at the Company’s 2009 Annual Meeting without the inclusion of the proposal in the Company’s proxy materials, the appointed proxies may exercise their discretionary voting authority for any proposal received after November 20, 2008, without any discussion of the proposal in the Company’s proxy statement.

Shareholders and other interested parties may send written communications to the Board by mailing them to the Board of Directors, c/o Joseph P. Keithley, Chairman, Keithley Instruments, Inc., 28775 Aurora Road, Cleveland, Ohio 44139. All communications will be forwarded to the Directors.

Upon the receipt of a written request from any shareholder entitled to vote at the forthcoming Annual Meeting, the Company will mail, at no charge to the shareholder, a copy of the Company’s Annual Report on Form 10-K, including the financial statements and schedules required to be filed with the Securities and Exchange Commission pursuant to Rule 13a-1 under the Securities Exchange Act of 1934, as amended, for the Company’s most recent fiscal year. Requests from beneficial owners of the Company’s voting securities must set forth a good faith representation that as of the record date for the Annual Meeting, the person making the request was the beneficial owner of securities entitled to vote at such Annual Meeting. Written requests for such report should be directed to:

Mark J. Plush
Vice President and Chief Financial Officer
Keithley Instruments, Inc.
28775 Aurora Road
Cleveland, Ohio 44139

You are urged to sign and return your proxy promptly in order to make certain your shares will be voted at the Annual Meeting. For your convenience, a return envelope is enclosed requiring no additional postage if mailed in the United States.

December 28, 2007

APPENDIX A

CODE OF REGULATIONS
OF
KEITHLEY INSTRUMENTS, INC.
Adopted February 21, 1976
Amended February 9, 1985
Amended [          ], 2008

ARTICLE I

Fiscal Year

Unless otherwise designated by resolution of the Board of Directors, the fiscal year of the Corporation shall end on September 30 of each year.

ARTICLE II

Meetings of Shareholders.

(a) Annual Meeting.  The Annual Meeting of Shareholders of the Corporation for the election of Directors, the consideration of financial statements and other reports to be laid before such meeting, and the transaction of such other business as may be brought before such meeting shall be held at such date and time during the month of January or February of each year as shall be designated by the Board of Directors. If no other date is designated by the Board of Directors, the annual meeting shall be held ~~at 11:00 o’clock A.M.~~ on the second Saturday in February of each year, if not a legal holiday, or, if a legal holiday then on the next succeeding business day. Upon due notice there may also be considered and acted upon at an annual meeting any matter which would properly be considered and acted upon at a special meeting. In the event that the annual meeting is not held or if Directors are not elected thereat, a special meeting may be called and held for that purpose. ~~[1701.39, 1701.38(A)]~~

(b) Special Meeting.  Special meetings of the Shareholders may be held on any business day when called by any person or persons who may be authorized by law to do so. Calls for special meetings shall specify the purpose or purposes thereof, and no business shall be considered at any such meeting other than that specified in the call therefore. ~~[1701.40(A), 1701.41]~~

(c) Place of Meetings.  Any meeting of Shareholders may be held at such place within or without the State of Ohio as may be designated in the Notice of said meeting. ~~[1701.40 (B)]~~

(d) Notice of Meeting and Waiver of Notice.

(1) Notice.  Written notice of the time, place and purposes of any meeting of Shareholders shall be given to each Shareholder entitled thereto not less than seven (7) days nor more than sixty (60) days before the date fixed for the meeting and as prescribed by law. Such notice shall be given either by personal delivery ~~or mailed~~
by mail, overnight delivery service, or by other means of communication authorized by the Shareholder to whom the notice is given, to each Shareholder entitled to notice of or to vote at such meeting. If such notice is mailed, it shall be directed, postage prepaid, to the Shareholders at their respective addresses as they appear upon the records of the Corporation, and notice shall be deemed to have been given on the day so mailed.
If sent by any other means of communication authorized by the Shareholder, the notice shall be sent to the address furnished by the Shareholder for those transmissions.
 If any meeting is adjourned to another time or place, no notice as to such adjourned meeting need be given other than by announcement at the meeting at which such an adjournment is taken. No business shall be transacted at any such adjourned meeting except as might have been lawfully transacted at the meeting at which such adjournment was taken. ~~(1701.41 (A), 1701.02)~~

(2) Notice to Joint Owners.  All notices with respect to any shares to which persons are entitled by joint or common ownership may be given to that one of such persons who is named first upon the books of this Corporation, and notice so given shall be sufficient notice to all the holders of such shares.

(3) Waiver.  Notice of any meeting, however, may be waived in writing by any Shareholder either before or after any meeting of Shareholders, or by attendance at such meeting without protest prior to the commencement thereof. ~~(1701.42)~~

(e) Shareholders Entitled to Notice and to Vote.  If a record date shall not be fixed or the books of the Corporation shall not be closed against transfers of shares pursuant to statutory authority, the record date for the determination of Shareholders entitled to notice of or to vote at any meeting of Shareholders shall be the close of business on the twentieth day prior to the date of the meeting and only Shareholders of record at such record date shall be entitled to notice of and to vote at such meeting. Such record date shall continue to be the record date for all adjournments of such meeting unless a new record date shall be fixed and notice thereof and of the date of the adjourned meeting be given to all Shareholders entitled to notice in accordance with the new record date so fixed. ~~(1701.45 (A) (C) (E))~~

(f) Quorum.  At any meeting of Shareholders, the holders of shares entitling them to exercise a majority of the voting power of the Corporation, present in person or by proxy, shall constitute a quorum for such meeting; provided, however, that no action required by law, the Articles, or these Regulations to be authorized or taken by the holders of any class of shares or by a designated proportion of the shares of any particular class or of each class of the Corporation may be authorized or taken by another class or by a less proportion of the appropriate class. The Shareholders present in person or by proxy, whether or not a quorum be present, may adjourn the meeting from time to time without notice other than by announcement at the meeting.~~(1701.51)~~

(g) Organization of Meetings:

(1) Presiding Officer.  The Chairman of the Board, or in his absence, the President, or in the absence of both of them,~~A~~
a
 Vice President of the Corporation shall call all meetings of the Shareholders to order and shall act as Chairman thereof. If all are absent, the Shareholders shall select a Chairman.

(2) Minutes.  The Secretary of the Corporation, or, in his absence, an Assistant Secretary, or in the absence of both, a person appointed by the Chairman of the meeting, shall act as Secretary of the meeting and shall keep and make a record of the proceedings thereat.

~~(h) Order of Business.  The order of business at all meetings of the Shareholders, unless waived or otherwise determined by a vote of the holder or holders of the majority of the number of shares entitled to vote present in person or represented by proxy, shall be as follows:~~

~~1. Call Meeting to order.~~

~~2. Selection of Chairman and/or Secretary, if necessary.~~

~~3. Proof of notice of meeting and presentment of affidavit thereof.~~

~~4. Roll call, including filing of proxies with Secretary.~~

~~5. Upon appropriate demand, appointment of inspectors of election. (1701.50)~~

~~6. Reading, correction and approval of previously unapproved minutes.~~

~~7. Reports of officers and committees.~~

~~8. If annual meeting, or meeting called for that purpose, election of Directors.~~

~~9. Unfinished business, if adjourned meeting.~~

~~10. Consideration in sequence of all other matters set forth in the call for and written notice of the meeting.~~

~~11. Adjournment.~~

(h) Order of Business.  The date and time of the opening and the closing of the polls for each matter upon which the Shareholders will vote at a meeting shall be announced at such meeting by the person acting as Chairman of the meeting. The Board of Directors may adopt by resolution such rules or regulations for the conduct of meetings of Shareholders as it shall deem appropriate. Except to the extent inconsistent with such rules and regulations as adopted by the Board of Directors, the Chairman of any meeting of Shareholders shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such Chairman, are appropriate for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the Board of Directors or prescribed by the Chairman of the meeting, may include, without limitation, the following: (1) the establishment of an agenda or order of business for the meeting; (2) rules and procedures for maintaining order at the meeting and the safety of those present; (3) limitations on attendance at or participation in the meeting to Shareholders of record of the Corporation, their duly authorized and constituted proxies or such other persons as the Chairman shall permit; (4) restrictions on entry to the meeting after the time fixed for the commencement thereof, and (5) limitations on the time allotted to questions or comments by participants. Unless, and to the extent determined by the Board of Directors or the Chairman of the meeting, meetings of Shareholders shall not be required to be held in accordance with rules of parliamentary procedure.

(i) Voting.  Except as provided by statute or in the Articles, every Shareholder entitled to vote shall be entitled to cast one vote on each proposal submitted to the meeting for each share held of record by him on the record date for the determination of the Shareholders entitled to vote at the meeting. At any meeting at which a quorum is present, all questions and business which may come before the meeting shall be determined by a majority of votes cast, except when a greater proportion is required by law, the Articles, or these Regulations. ~~(1701.44 (A))~~

(j) Proxies.  A person who is entitled to attend a Shareholders’ meeting, to vote thereat, or to execute consents, waivers and releases, may be represented at such meeting or vote thereat, and execute consents, waivers, and releases, and exercise any of his or her
 rights, by proxy or proxies appointed by a writing signed by such person, ~~or~~
appointed by a verifiable communication authorized by such person, or appointed by his
or her
duly authorized attorney, as provided by the laws of the State of Ohio. ~~(1701.48)~~

(k) List of Shareholders.  At any meeting of Shareholders a list (or lists by classes) of Shareholders, alphabetically arranged, showing the number and classes of shares held by each on the record date applicable to such meeting shall be produced on the request of any Shareholder.

~~(1701.37)~~
l) Notice of Shareholder Business at an Annual Meeting. At an annual meeting of Shareholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be (1) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (2) otherwise properly brought before the meeting by or at the direction of the Board of Directors, or (3) otherwise properly brought before the meeting by a Shareholder who is a Shareholder of record at the time of giving notice as provided below in this paragraph (l) and at the time of the annual meeting. For business to be properly brought before an annual meeting by a Shareholder (other than the nomination of a person for election as a Director, which is governed by paragraph (d) of Article III, Section 2 of this Code of Regulations), the Shareholder must have given timely notice thereof in writing to the Secretary of the Corporation.

To be timely, a Shareholder’s notice must be delivered to or mailed and received at the principal executive offices of the Corporation no later than ninety (90) days nor more than one hundred twenty (120) days prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is changed by more than thirty (30) days from such anniversary date, notice by the Shareholder to be timely must be delivered to or mailed and received at the principal executive offices of the Corporation no later than ninety (90) days nor more than one hundred twenty (120) days prior to such annual meeting and no later than the close of business on the tenth (10th) day following the earlier of (i) the date on which notice of the date of the meeting was mailed and (ii) the date on which public disclosure of the meeting date was made. In no event shall the public announcement of an adjournment of an annual meeting commence a new time period for the giving of a Shareholder’s notice as described above. For purposes of this paragraph (l) of Article II of this Code of Regulations, public disclosure shall be deemed to include a disclosure made in a press release reported by the Dow Jones News Services, Associated Press or a comparable national news service or in a document filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

A Shareholder’s notice to the Secretary of the Corporation with respect to business to be brought at an annual meeting shall set forth (1) the nature of the proposed business with reasonable particularity, including the exact text of any proposal to be presented for adoption, and the reasons for conducting that business at the annual meeting, (2) with respect to each Shareholder giving notice and the beneficial owner, if any, on whose behalf the notice of proposed business is made, the name, address and telephone number of such Shareholder (as they appear on the records of the Corporation) and of such beneficial owner, if any, the class or series and number of shares of capital stock of the Corporation which are owned beneficially and of record by that Shareholder and beneficial owner, if any, as of the date of such notice (which information shall by supplemented by such Shareholder and beneficial owner, if any, not later than ten (10) days after the record date for the meeting to disclose ownership as of the record date), (3) any other information relating to such Shareholder and beneficial owner, if any, that would be required to be disclosed in a proxy statement or other filings required to be made in connection with the solicitation of proxies for the proposal pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder, (4) any material interest of the Shareholder in the proposed business, (5) a description of all arrangements or understandings between such Shareholder and any other person or persons (including their names) in connection with the proposal of such business by such Shareholder, and (6) a representation that such Shareholder intends to appear in person or by proxy at the annual meeting to bring such business before the meeting.

Notwithstanding anything in this Code of Regulations to the contrary, no business shall be conducted at any annual meeting except in accordance with the procedures set forth in this paragraph (l) of Article II of this Code of Regulations. The Chairman of the annual meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting in accordance with the provisions of this paragraph (l) of Article II of this Code of Regulations, and if he or she should so determine, he or she shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted. Nothing in this paragraph (l) shall relieve a Shareholder who proposes to conduct business at an annual meeting from complying with all applicable requirements, if any, of the Exchange Act and the rules and regulations thereunder.

ARTICLE III

Directors

Section 1.   General Powers.

The business, power and authority of this Corporation shall be exercised, conducted and controlled by a Board of Directors, except where the law, the Articles or these Regulations require action to be authorized or taken by the Shareholders.~~(1701.59)~~

Section 2.  Election, Number ~~and~~, Qualification
and Nomination of
Directors.

(a) Election.  The Directors shall be elected at the annual meeting of Shareholders, or if not so elected, at a special meeting of Shareholders called for that purpose. At any meeting of Shareholders at which Directors are to be elected, only persons nominated as candidates shall be eligible for election. ~~(1701.39, 1701.55 (A))~~

(b) Number.  The number of Directors, which shall not be less than three, may be fixed or changed
(i)
at a meeting of the Shareholders called for the purpose of electing Directors at which a quorum is present, by the affirmative vote of the holders of a majority of the shares represented at the meeting and entitled to vote on such proposal.~~The number of Directors elected shall be deemed to be the number of Directors fixed unless otherwise fixed~~
or (ii) at any time
 by resolution adopted ~~at~~
by
 the ~~the meeting at which such Directors are elected. (1701.56)~~
Board of Directors as permissible under Section 1701.56 (A)(2) of the Ohio Revised Code.

(c) Qualification.  Directors need not be Shareholders of the Corporation. ~~(1701.56 (C))~~

(d) Nomination of Directors.  Nominations of candidates for election as Directors at any meeting of Shareholders called for election of Directors (an “Election Meeting”) may be made (1) by or at the direction of the Board of Directors or a committee thereof or (2) by any Shareholder of the Corporation who is a Shareholder of record at the time of giving notice as provided below in this paragraph (d) and at the time of the Election Meeting, who shall be entitled to vote for the election of the Director so nominated, and who complies with the notice procedures set forth below in this paragraph (d).

Shareholders proposing to nominate a person for election or reelection as a Director shall give timely notice in writing to the Secretary of the Corporation at the Corporation’s principal place of business. To be timely, a Shareholder’s notice shall be delivered to or mailed and received at the principal executive offices of the Corporation (1) in the case of an annual meeting, not later than ninety (90) days nor more than one hundred twenty (120) days prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is changed more than thirty (30) days from such anniversary date, notice by the Shareholder to be timely must be delivered to or mailed and received at the principal executive offices of the Corporation not later than ninety (90) days nor more than one hundred twenty (120) days prior to such annual meeting and not later than the close of business on the tenth (10th) day following the earlier of (i) the date on which notice of the date of the meeting was mailed and (ii) the date on which public disclosure of the meeting date was made, and (2) in the case of a special meeting at which Directors are to be elected, not later than ninety (90) days nor more than one hundred twenty (120) days prior to such special meeting and not later than the close of business on the tenth (10th) day following the earlier of (i) the date on which notice of the date of the meeting was mailed and (ii) the date on which public disclosure of the meeting date and the nominees proposed by the Board of Directors to be elected at such meeting was made.

Such notice shall set forth (1) with respect to each Shareholder giving notice and the beneficial owner, if any, on whose behalf the proposed nomination is made, the name, address and telephone number of such Shareholder (as they appear on the records of the Corporation) and of such beneficial owner, if any, the class or series and number of shares of capital stock of the Corporation which are owned beneficially and of record by that Shareholder and beneficial owner, if any, as of the date of such notice (which information shall by supplemented by such Shareholder and beneficial owner, if any, not later than ten (10) days after the record date for the meeting to disclose ownership as of the record date), (2) any other information relating to the Shareholder and beneficial owner, if any, giving notice that would be required to be disclosed in a proxy statement or other filings required to be made in connection with the solicitation of proxies for the proposal pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder, (3) as to each proposed nominee for election as a Director, all information relating to such person that would be required to be disclosed in solicitations of proxies for election of Directors, or that otherwise would be required, in each case pursuant to Regulation 14A under the Exchange Act (including such person’s written consent to serving as a Director if elected and, if applicable, to being named in the proxy statement as a nominee), (4) a description of all direct and indirect compensation and other material monetary agreements, arrangements and understandings during the past three years, and any other material relationships, between or among the Shareholder and beneficial owner, if any, giving notice and their respective affiliates and associates, or others acting in concert therewith, on the one hand, and each proposed nominee, and his or her respective affiliates and associates, or others acting in concert therewith, on the other hand, including, without limitation all information that would be required to be disclosed pursuant to Item 404 of Regulation S-K if the Shareholder making the nomination and any beneficial owner on whose behalf the nomination is made, if any, or any affiliate or associate thereof or person acting in concert therewith, were the “registrant” for purposes of such rule and the nominee were a Director or executive officer of such registrant, and (5) a representation that such Shareholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice. The Corporation may require any proposed nominee to furnish a questionnaire, representation and/or agreement and such other information as may reasonably be required by the Corporation to determine the eligibility of such proposed nominee to serve as an independent Director of the Corporation or that could be material to a reasonable Shareholder’s understanding of the independence, or lack thereof, of such proposed nominee.

If the Chairman of the Election Meeting determines that a nomination of any candidate for election as a Director was not made in accordance with the applicable provisions of this Code of Regulations, such nomination shall be void. Nothing in this paragraph (d) shall relieve a Shareholder who proposes to nominate a Director for election to the Board of Directors from complying with all applicable requirements, if any, of the Exchange Act and the rules and regulations thereunder.

Section 3.  Term of Office of Directors

(a) Term.  Each Director shall hold office until the next annual meeting of the Shareholders and until his successor has been elected or until his earlier resignation, removal from office, or death. Directors shall be subject to removal as provided by statute or by other lawful procedures and nothing herein shall be construed to prevent the removal of any or all Directors in accordance therewith. ~~(1701.57, 1701.58 (C))~~

(b) Resignation.  A resignation from the Board of Directors shall be deemed to take effect immediately upon its being received by~~any incumbent corporate officer other than an officer who is also the resigning Director~~
the President or the Secretary
 unless some other time is specified therein. ~~(1701.58 (A))~~

(c) Vacancy.  In the event of any vacancy in the Board of Directors for any cause, a majority of the remaining Directors, though less than a majority of the whole Board, may fill any such vacancy for the unexpired term. ~~(1701.58 (D))~~

Section 4.  Meetings of Directors.

(a) Regular Meeting.  ~~A regular~~
Regular
 meeting of the Board of Directors shall be held ~~immediately following the adjournment of the annual meeting of the Shareholders or a special meeting of the Shareholders at which Directors are elected. The holding of such Shareholders’ meeting shall constitute notice of such Directors’ meeting and such meeting may be held without further notice. Other regular meetings shall be held at such other~~
at such
 times and places as may be fixed by the
Board of
Directors. ~~(1701.61)~~

(b) Special ~~m~~
Meetings.
  Special meetings of the Board of Directors may be held at any time upon call of the Chairman of the Board, the President, any Vice President, or any two Directors. ~~(1701.61 (A))~~

(c) Place and Manner of Meeting.  Any meeting of Directors may be held at any place within or without the state of Ohio in person and/or through any communications equipment if all persons participating in the meeting can hear each other. ~~(1701.61 (B))~~

(d) Notice of Meeting and Waiver of Notice.  Notice of the time and place of any regular or special meeting of the Board of Directors (other than the regular meeting of Directors following the adjournment of the annual meeting of the Shareholders or following any special meeting of the Shareholders at which Directors are elected) shall be given to each Director by personal delivery or by mail, telegram, cablegram, overnight delivery service
, telephone,
electronic
 mail ~~mail, telegram or cablegram~~
or any other means of communication authorized by the Director at least forty-eight (48) hours before the meeting, which notice need not specify the purpose of the meeting. Such notice, however, may be waived in writing by any Director either before or after any such meeting, or by attendance at such meeting (including attendance (presence) by means of participation through any communications equipment as above provided) without protest prior to the commencement thereof. ~~(1701.61 (B) (C), 1701.42)~~

Section 5.  Quorum and Voting.

At any meeting of Directors, not less than one-half of the whole authorized number of Directors is necessary to constitute a quorum for such meeting, except that a majority of the remaining Directors in office constitutes a quorum for filling a vacancy in the Board pursuant to the requirements of the Articles of Incorporation and Article III, Section 3(c) of these Regulations. At any meeting at which a quorum is present, all acts, questions and business which may come before the meeting shall be determined by a majority of votes cast by the Directors present at such meeting, unless the vote of a greater number is required by the Articles, Regulations or any
By-Laws. ~~(1701.62)~~

Section 6.  Committees.

(a) Appointment.  The Board of Directors may from time to time ~~appoint certain of its members (but in no event less than three) to act as a committee or committees~~
create committees, to consist of one or more Directors, and may authorize the delegation to any such committee of any of the authority of the Directors, however conferred, other than the authority of filling vacancies among the Directors or in any committee of the Directors and other than the authority to adopt, amend or repeal regulations. Each such committee shall serve at the pleasure of the
~~Board~~
Directors, shall act only
 in the intervals between meetings of the ~~Board and may delegate to committee of committees power to be exercised under~~
Directors, and shall be subject to
 the control and direction of the ~~Board. Each such committee and each member thereof shall serve at the pleasure of the Board~~
Directors.

(b) Executive Committee.  In particular, the Board of Directors may create from its membership and define the powers and duties of an Executive Committee. During the intervals between meetings of the Board of Directors the Executive Committee shall possess and may exercise all of the powers of the Board of Directors in the management and control of the business of the Corporation to the extent permitted by law. All action taken by the Executive Committee shall be reported to the Board of Directors at its first meeting thereafter.

(c) Committee Action.  Unless otherwise provided by the Board of Directors, a majority of the members of any committee appointed by the Board of Directors pursuant to this Section shall constitute a quorum at any meeting thereof and the act of a majority of the members present at a meeting at which a quorum is present shall be the act of such committee. Action may be taken by any such committee without a meeting by a writing signed by all its members. Any such committee shall prescribe its own rules for calling and holding meetings and its method of procedure, subject to any rules prescribed by the Board of Directors, and shall keep a written record of all action taken by it. ~~(1703.63)~~

Section 7.  Action of Directors Without a Meeting.

Any action which may be taken at a meeting of Directors may be taken without a meeting if authorized by a writing or writings signed by all the Directors, which writing or writings shall be filed or entered upon the records of the Corporation.~~(1701.54)~~

~~Section 8.  Compensation of Directors.~~

~~The Board of Directors may allow compensation for attendance at meetings or for any special services, may allow compensation to members of any committee, and may reimburse any Director for his expenses in connection with attending any Board or committee meeting. (1701.60)~~

~~Section 9.  Attendance at Meetings of Persons Who Are Not Directors.~~

~~Unless waived by a majority of Directors in attendance, not less than twenty-four (24) hours before any regular or special meeting of the Board of Directors any Director who desires the presence at such meeting of not more than one person who is not a Director shall so notify all other Directors, request the presence of such person at the meeting, and state the reason in writing. Such person will not be permitted to attend the Directors’ meeting unless a majority of the Directors in attendance vote to admit such person to the meeting. Such vote shall constitute the first order of business for any such meeting of the Board of Directors. Such right to attend, whether granted by waiver or vote, may be revoked at any time during any such meeting by the vote of a majority of the Directors in attendance.~~

~~ARTICLE IV~~

~~Officers~~

~~Section 1.  General Provisions.~~

~~The Board of Directors shall elect a President, a Secretary and a Treasurer, and may elect a Chairman of the Board, one or more Vice Presidents, and such other officers and assistant officers as the Board may from time to time deem necessary. The Chairman of the Board, if any, and the President~~ shall be a Director~~s~~, but no~~o~~ne of the other officers need be a Director. Any two or more offices may be held by the same person, but no officer shall execute, acknowledge or verify any instrument in more than one capacity if such instrument is required to be executed, acknowledged or verified by two or more officers. ~~(1701.64 (A))~~

Section 2.  Powers and Duties.

All officers, as between themselves and the Corporation, shall respectively have such authority and perform such duties as are customarily incident to their respective offices, and as may be specified from time to time by the Board of Directors, regardless of whether such authority and duties are customarily incident to such office. In the absence of any officer of the Corporation, or for any other reason the Board of Directors may deem sufficient, the Board of Directors may delegate for the time being, the powers or duties of such officer, or any of them, to any other officer or to any Director. The Board of Directors may from time to time delegate to any officer authority to appoint and remove subordinate officers and to prescribe their authority and duties. Since the lawful purposes of this Corporation include the acquisition and ownership of real property, personal property and property in the nature of patents, copyrights, and trademarks and the protection of the Corporation’s property rights in its patents, copyrights and trademarks, each of the officers of this Corporation is empowered to execute any power of attorney necessary to protect, secure, or vest the Corporation’s interest in and to real property, personal property and its property protectable by patents, trademarks, and copyright registration and to secure such patents, copyrights and trademark registrations. ~~(1701.64 (B) (1))~~

Section 3.  Term of Office and Removal.

(a) Term.  Each officer of the Corporation shall hold office at the pleasure of the Board of Directors, and unless sooner removed by the Board of Directors, until the meeting of the Board of Directors following the date of their election and until his successor is elected and qualified. ~~(1701.64 (A))~~

(b) Removal.  The Board of Directors may remove any officer at any time, with or without cause by the affirmative vote of a majority of Directors in office. ~~(1701.64 (B) (2))~~

Section 4.  Compensation of Officers
and Directors.

~~Unless compensation is otherwise determined by a majority of the Directors at a regular or special meeting of the Board of Directors, or unless such determination is delegated by the Board of Directors to another officer or officers, the Chairman of the Board and President of the Corporation from time to time shall determine~~
The Directors, by a majority vote, and irrespective of any financial or personal interest of any of them, shall have the
authority to establish reasonable
compensation ~~to be paid to all officers and other employees for~~services ~~rendered~~ to the Corporation ~~(1701.60)~~
by Directors and officers, or to delegate such authority to (i) one or more officers or Directors or (ii) a Committee of the Board of Directors.

ARTICLE V

Indemnification of Directors, Officers, Employees, and Others.

(a) Right of Indemnification.  The Corporation shall indemnify any Director, officer, employee or other person, to the fullest extent provided by, or permissible under, Section 1701.13(E), Ohio Revised Code; and the Corporation is hereby specifically authorized to take any and all further action to effectuate any indemnification of any person which any Ohio corporation may have power to take~~(~~permissible under Section 1701.13(E) (6) or under any other statute or under general law ~~)~~, by any vote of the Shareholders, vote of disinterested Directors, by any Agreement, or otherwise. This Section of the Code of Regulations of the Corporation shall be interpreted in all respects to expand such power to indemnify to the maximum extent permissible to any Ohio Corporation with regard to the particular facts of each case, and not in any way to limit any statutory or other power to indemnify, or right of any individual to indemnification.

(b) Insurance of Indemnification.  The Corporation may purchase and maintain insurance for protection of the Corporation and for protection of any Director, officer, employee and/or any other person for whose protection, and to the fullest extent, such insurance may be purchased and maintained under Section 1701.13 (E) (7), Ohio Revised Code, or otherwise. Such policy or policies of insurance may provide such coverage and be upon such terms and conditions as shall be authorized or approved from time to time by the Board of Directors or the Shareholders of the Corporation.

ARTICLE VI

Securities Held by the Corporation.

Section 1.  Transfer of Securities Owned by the Corporation.

All endorsements, assignments, transfers, stock powers, share powers or other instruments of transfer of securities standing in the name of the Corporation shall be executed for and in the name of the Corporation by the President, by a Vice President, by the Secretary or by the Treasurer or by any other person or persons as may be thereunto authorized by the Board of Directors.

Section 2.  Voting Securities Held by the Corporation.

The Chairman of the Board, President, any Vice President, Secretary or Treasurer, in person or by another person thereunto authorized by the Board of Directors, in person or by proxy or proxies appointed by him shall have full power and authority on behalf of the Corporation to vote, act and consent with respect to any securities issued by other corporations which the Corporation may own. ~~(1701.47 (A))~~

ARTICLE VII

Share Certificates; Uncertificated Shares.

Section 1.  Transfer and Registration ~~of Certificates.~~

The Board of Directors shall have authority to make such rules and regulations, not inconsistent with law, the Articles or these Regulations, as it deems expedient concerning the issuance, transfer and registration of certificates for shares and the shares represented thereby and may appoint transfer agents and registrars thereof ~~(1701.14 (A), 1701.26)~~
and shall have authority to make such rules and regulations, not inconsistent with law, the Articles or these Regulations, as it deems expedient concerning the issuance, transfer and registration of uncertificated shares. Shares of the Corporation shall be transferable upon the books of the Corporation by the holder thereof in person or by his or her duly authorized attorney, upon surrender and cancellation of certificates for a like number of shares of the same class or series, with duly executed assignment and power of transfer endorsed thereon or attached thereto, and with such proof of authenticity of the signatures to such assignment and power of transfer as the Corporation or its agents may reasonably require. Any uncertificated shares of the Corporation shall be transferable in person or by attorney upon written request in form and substance acceptable to the Corporation or any transfer agent for the applicable class of shares, accompanied by a duly endorsed stock power and/or such other assurances as the Corporation or such transfer agent may require as to the genuineness and effectiveness thereof.

Section 2.  Substituted Certificates.

Any person claiming that a certificate for shares has been lost, stolen or destroyed, shall make an affidavit or affirmation of that fact and, if required, shall give the Corporation (and its registrar or registrars and its transfer agent or agents, if any) a bond of indemnity, in such form and with one or more sureties satisfactory to the Board, and, if required by the Board of Directors, shall advertise the same in such manner as the Board of Directors may require, whereupon a new certificate may be executed and delivered of the same tenor and for the same number of shares as the one alleged to have been lost, stolen or destroyed. ~~(1701.27, 1308.35)~~

Section 3.  Form of Certificates and Signatures.

~~Each holder of~~
Certificates for shares may be, but are not required to be, issued to each Shareholder in such form as shall be approved by the Board of Directors. Each holder of certificated shares is entitled to one or more certificates, signed by the Chairman of the Board or the President or a Vice President and by the Secretary or Assistant Secretary or the Treasurer or Assistant Treasurer of the Corporation, which shall certify the number and class of shares held by such ~~s~~
S
hareholder in the Corporation, but no certificates for shares shall be executed or delivered until such shares are fully paid. When such a certificate is countersigned by an incorporated transfer agent or registrar, the signature of any of said officers of the Corporation may be a facsimile, engraved, stamped or printed. Although any officer of the Corporation whose manual or facsimile, engraved, stamped or printed signature is affixed to such a certificate ceases to be such officer before the certificate is delivered, such certificate shall be effective in all respects when delivered.

Section 4.
Transfer ofUncertificated
Shares.

~~Shares of the Corporation shall be transferable upon the books of the Corporation by the holder thereof in person or by his duly authorized attorney, upon surrender and cancellation of certificates for a like number of shares of the same class or series, with duly executed assignment and power of transfer endorsed thereon or attached thereto, and with such proof of authenticity of the signatures to such assignment and power of transfer as the Corporation or its agents may reasonably require.~~

The Board of Directors may provide by resolution that some or all of any or all classes and series of shares of the Corporation shall be uncertificated shares, provided that the resolution shall not apply to shares represented by a certificate until the certificate is surrendered to the Corporation and the resolution shall not apply to a certificated security issued in exchange for an uncertificated security. Within a reasonable time after the issuance or transfer of uncertificated shares, the Corporation shall send to the registered owner of the shares a written notice containing the information that would be required to be set forth or stated on a share certificate in accordance with applicable law. Except as otherwise expressly provided by law, the rights and obligations of holders of uncertificated shares and the rights and obligations of the holders of certificates representing shares of the same class and series shall be identical.

Section 5.  Registered Shareholders.

A person in whose name shares are of record on the books of the Corporation shall conclusively be deemed the unqualified owner and holder thereof for all purposes and to have capacity to exercise all rights of ownership. Neither the Corporation nor any transfer agent of the Corporation shall be bound to recognize any equitable interest in or claim to such shares on the part of any other person, whether disclosed upon a certificate or otherwise, nor shall they be obliged to see to the execution of any trust or obligation.

ARTICLE VIII

Seal

The Directors may adopt a seal for the Corporation which shall be in such form and of such style as is determined by the Directors. Failure to affix any such corporate seal shall not affect the validity of any instrument. ~~(1701.13 (B))~~

ARTICLE IX

Consistency with Articles of Incorporation.

If any provision of these Regulations shall be inconsistent with the Corporation’s Articles of Incorporation (and as they may be amended from time to time), the Articles of Incorporation (as so amended at the time) shall govern.

ARTICLE X

Emergency Regulations

The Directors may adopt, either before or during an emergency, as that term is defined by the General Corporation Law of Ohio, any emergency regulations permitted by the General Corporation Law of Ohio which shall be operative only during such an emergency. In the event the Board of Directors does not adopt any such emergency regulations, the special rules provided in the General Corporation Law of Ohio shall be applicable during an emergency as therein defined. ~~(1701.11 (C) (F))~~

ARTICLE XI

Section Headings

The headings contained in this Code of Regulations are for reference purposes only and shall not be construed to be part of and/or shall not affect in any way the meaning or interpretation of this Code of Regulations. ~~The parenthetical numerical references contained throughout these Regulations refer to sections of the General Corporation Law of Ohio contained in the Ohio Revised Code as in effect at the date of adoption of this Code of Regulations or, with respect to amended provisions, at the date of any such amendment. Such statutory section designations are for reference purposes only and shall not be construed to be a part of and/or shall not affect in any way the meaning or interpretation of this Code of Regulations, provided, however, that~~ if any provision of these Regulations shall at any time be~~consistent~~
inconsistent
 with the General Corporation Law of Ohio, the General Corporation Law of Ohio shall govern.

ARTICLE XII

Amendments

This ~~c~~
C
ode of Regulations of the Corporation (and as it may be amended from time to time) may be amended or added to
(i)
by the affirmative vote or the written consent of the Shareholders of record entitled to exercise a majority of the voting power on such proposal~~; provided, however, that if an amendment or addition is adopted by written consent without a meeting of the Shareholders~~
or (ii) unless a provision of the Ohio Revised Code reserves such authority to the Shareholders, by the Directors. However, if the regulations are amended or added to, other than by the Shareholders at a meeting held for that purpose
, it shall be the duty of the Secretary to enter the amendment or addition in the records of the Corporation, and to~~mail~~
(i) send
 a copy of such amendment or addition
by mail, overnight delivery service or any other means of communication authorized by the Shareholder to whom a copy is sent, to each Shareholder of record ~~who would be entitled to vote thereon and did not participate in the adoption thereof. (1701.11)~~
as of the date of the adoption of the amendment or addition or (ii) include a copy of the amendment or addition in a report filed with the United States Securities and Exchange Commission pursuant to Section 13 or Section 15(d) of the Exchange Act within twenty days after the adoption of the amendment or addition.

This Amended Code of Regulations is effective as of the date of adoption by the Shareholders of the Corporation and supersedes all Regulations and Amendments thereto heretofore adopted.

The End.

c/o National City Bank Corporate Trust Operations Locator 5352 P. O. Box 92509 Cleveland, OH 44101-4509

Proxy must be signed and dated below.
¯     Please fold and detach card at perforation before mailing.     ¯

Keithley Instruments, Inc.	Common Shares
THIS PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON SATURDAY, FEBRUARY 9, 2008.
The undersigned hereby appoints JOSEPH P. KEITHLEY and MARK J. PLUSH and each of them, as proxies and attorneys, with full power of substitution, to appear and vote all the Common Shares of Keithley Instruments, Inc. which the undersigned shall be entitled to vote at the Annual Meeting of Shareholders of the Company to be held February 9, 2008, and at any postponements or adjournments thereof, and directs said proxies to vote as specified herein on the matters set forth in the notice of the meeting, and to transact such other business as may properly come before the Annual Meeting or any adjournment thereof, hereby revoking any and all proxies heretofore given.

Signature

Signature (if held jointly)

Dated:

The signer hereby revokes all proxies heretofore given by the signer to vote at said meeting or any adjournments thereof. NOTE: Please sign name(s) exactly as printed hereon. Joint owners should each sign. Persons signing as executors, administrators, trustees or in similar capacities should so indicate.
SIGN AND RETURN THIS PROXY CARD AS SOON AS POSSIBLE.

Annual Meeting of Shareholders
February 9, 2008
12:00 Noon
â Please fold and detach card at perforation before mailing. â

Keithley Instruments, Inc.	Common Shares
You are encouraged to specify your choices by marking the appropriate boxes but you need not mark any boxes if you wish to vote in accordance with the Board of Directors’ recommendations. The proxies named above cannot vote your shares unless you sign and return this card.
This Proxy when properly executed will be voted in the manner directed herein by the shareholder. If no direction is made, this Proxy will be voted FOR the nominees named in Item 1, FOR the amendments in Item 2 and with discretionary authority on all other matters that may properly come before the meeting or any adjournment or postponement thereof.
The Board of Directors recommends a vote FOR Item 1 and Item 2.

1.	ELECTION OF DIRECTORS ❑	FOR ❑	WITHHOLD AUTHORITY

	Joseph P. Keithley	Brian R. Bachman*	James T. Bartlett	James B. Griswold	Leon J. Hendrix, Jr.
	Brian J. Jackman*	Dr. N. Mohan Reddy*	Thomas A. Saponas	Barbara V. Scherer	R. Elton White
*Elected by holders of Common Shares only.

To withhold authority to vote for any individual nominee(s), write the name of the nominee(s) in the space provided below.

2.	To approve amendments to the Code of Regulations of Keithley Instruments, Inc. relating to:
	(a)	modernization and clarification of existing Code;	❑ FOR	❑ AGAINST
	(b)	notice of shareholder proposals;	❑ FOR	❑ AGAINST
	(c)	permitting the Board to fix the number of directors and to amend the
		Code to the extent permitted by law; and	❑ FOR	❑ AGAINST
	(d)	a new NYSE requirement regarding uncertificated shares.	❑ FOR	❑ AGAINST

3.	To vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof.
(Continued from the other side)

c/o National City Bank Corporate Trust Operations Locator 5352 P. O. Box 94509 Cleveland, OH 44101-4509
Proxy must be signed and dated below.
â  Please fold and detach card at perforation before mailing.  â

Keithley Instruments, Inc.	Class B Common Shares
THIS PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON SATURDAY, FEBRUARY 9, 2008.
The undersigned hereby appoints JOSEPH P. KEITHLEY and MARK J. PLUSH and each of them, as proxies and attorneys, with full power of substitution, to appear and vote all the Class B Common Shares of Keithley Instruments, Inc. which the undersigned shall be entitled to vote at the Annual Meeting of Shareholders of the Company to be held February 9, 2008, and at any postponements or adjournments thereof, and directs said proxies to vote as specified herein on the matters set forth in the notice of the meeting, and to transact such other business as may properly come before the Annual Meeting or any adjournment thereof, hereby revoking any and all proxies heretofore given.

Signature

Signature	(if held jointly)

Dated:

The signer hereby revokes all proxies heretofore given by the signer to vote at said meeting or any adjournments thereof. NOTE: Please sign name(s) exactly as printed hereon. Joint owners should each sign. Persons signing as executors, administrators, trustees or in similar capacities should so indicate.
SIGN AND RETURN THIS PROXY CARD AS SOON AS POSSIBLE.

Annual Meeting of Shareholders
February 9, 2008
12:00 Noon
â   Please fold and detach card at perforation before mailing.    â

Keithley Instruments, Inc.	Class B Common Shares
You are encouraged to specify your choices by marking the appropriate boxes but you need not mark any boxes if you wish to vote in accordance with the Board of Directors’ recommendations. The proxies named above cannot vote your shares unless you sign and return this card.
This Proxy when properly executed will be voted in the manner directed herein by the shareholder. If no direction is made, this Proxy will be voted FOR the nominees named in Item 1, FOR the amendments in Item 2 and with discretionary authority on all other matters that may properly come before the meeting or any adjournment or postponement thereof.
The Board of Directors recommends a vote FOR Item 1 and Item 2.

1.	ELECTION OF DIRECTORS ❑ FOR ❑ WITHHOLD AUTHORITY

		Joseph P. Keithley	James T. Bartlett	James B. Griswold	Leon J. Hendrix, Jr.
		Thomas A. Saponas	Barbara V. Scherer	R. Elton White

To withhold authority to vote for any individual nominee(s), write the name of the nominee(s) in the space provided below.

2.	To approve amendments to the Code of Regulations of Keithley Instruments, Inc. relating to:
	(a)	modernization and clarification of existing Code;			❑ FOR ❑ AGAINST
	(b)	notice of shareholder proposals;			❑ FOR ❑ AGAINST
	(c)	permitting the Board to fix the number of directors and to amend the Code to the extent permitted by law; and			❑ FOR ❑ AGAINST
	(d)	a new NYSE requirement regarding uncertificated shares.			❑ FOR ❑ AGAINST
3.	To vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof.
(Continued from the other side)